Exhibit 99.2

Lincoln Statistical Report

Fourth Quarter

2004

Lincoln Financial Group

This document is dated February 9, 2005. It may not be accurate after such date and LNC does not undertake any duty to update or keep it accurate after such date.

Lincoln Financial Group

Statistical Report

Fourth Quarter

2004

12/31/2004	ii

NOTES

Definitions and Presentation

“Income from Operations,” “Operating Revenue,” and “Return on Capital” are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

•	Realized gains or losses on investments and derivatives,

•	Restructuring charges,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	The cumulative effect of accounting changes,

•	Reserve changes on business sold through reinsurance net of related deferred gain amortization,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Loss on early retirement of debt, including subordinated debt

•	Operating revenue represents revenue excluding the following, as applicable:

•	Realized gains or losses on investments and derivatives,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Deferred gain amortization related to reserve changes on business sold through reinsurance,

•	Return on capital measures the effectiveness of LNC’s use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the effect of leveraging on LNC’s consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC’s current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

•	On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 27A, 28A, 33A, 34A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

•	Certain reclassifications have been made to the prior periods presented to conform to the December 31, 2004 presentation.

Accounting Changes

•	Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, “Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts (“the SOP”). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP were recorded as a cumulative effect adjustment. The first quarter of 2004 resulted in a cumulative effect adjustment of $24.5 million ($21.8 million in Lincoln Retirement and $2.7 million in Life Insurance segments).

•	Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for it stock option incentive plans under Statement of Financial Accounting Standards (“FAS”) No. 123, “Accounting for Stock-based Compensation” (“FAS 123”). LNC adopted the retroactive restatement method under FAS No. 148, “Accounting for Stock-based Compensation - Transition and Disclosure”. As a result, LNC restated 2000, 2001 and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. Years prior to 2000 presented in this statistical report have not been restated.

12/31/2004	PAGE 1

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Twelve Months Ended December 31
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Net Income	$189.9	$194.3	$(4.5)	(2.3)%	$707.0	$511.9	$195.1	38.1%
Less:
Realized gains (losses) on investments	3.9	42.0	(38.0)		(30.0)	(11.0)	(19.0)
Gains (losses) on derivatives	0.3	(5.7)	6.0		(7.4)	(1.6)	(5.8)
Net gain (loss) on reinsurance derivative/trading account securities	(0.8)	2.7	(3.5)		(0.6)	2.7	(3.3)
Reserve development/ amortization of related deferred gain	0.2	0.2			0.9	(18.5)	19.4
Gain on sale of subsidiaries/ businesses	0.4		0.4		61.9		61.9
Restructuring charges		(9.8)	9.7		(13.9)	(35.0)	21.1
Loss on early retirement of subordinated debt	(4.1)		(4.1)		(4.1)	(3.7)	(0.5)
Mark-to-market adjustment on reclassification from AFS to trading account securities		241.5	(241.5)			241.5	(241.5)
Cumulative effect of accounting change		(255.2)	255.2		(24.5)	(255.2)	230.7

Income from Operations	$189.9	$178.7	$11.3	6.3%	$724.8	$592.8	$132.0	22.3%

Net Income - By Segment
Lincoln Retirement	$104.6	$109.9	$(5.3)	(4.8)%	$361.4	$300.5	$60.9	20.3%
Life Insurance	72.4	82.2	(9.7)	(11.8)%	264.0	252.1	11.9	4.7%
Investment Management	5.8	18.2	(12.4)	(68.0)%	88.4	30.2	58.2	192.8%
Lincoln UK	17.1	12.2	4.9	40.3%	50.1	42.9	7.3	17.0%
Corporate & Other	(10.1)	(28.1)	18.0		(56.9)	(113.7)	56.8

Total	$189.9	$194.3	$(4.5)	(2.3)%	$707.0	$511.9	$195.1	38.1%

Income from Operations - By Segment
Lincoln Retirement	$100.5	$94.1	$6.4	6.8%	$414.6	$331.9	$82.7	24.9%
Life Insurance	74.0	73.4	0.6	.8%	280.3	264.5	15.8	6.0%
Investment Management	5.2	19.0	(13.8)	(72.6)%	43.6	34.5	9.1	26.4%
Lincoln UK	16.6	13.0	3.5	26.8%	43.5	43.6	(0.1)	(.2)%
Corporate & Other	(6.3)	(20.8)	14.5		(57.2)	(81.8)	24.6

Total	$189.9	$178.7	$11.3	6.3%	$724.8	$592.8	$132.0	22.3%

Earnings per share (diluted)
Net Income	$1.07	$1.08			$3.95	$2.85	$1.09	38.2%
Less:
Realized gains (losses) on investments	$0.02	$0.23	$(0.20)		$(0.17)	$(0.06)	$(0.12)
Gains (losses) on derivatives		$(0.03)	$0.03		$(0.04)	$(0.01)	$(0.03)
Net gain (loss) on reinsurance derivative/trading account securities		$0.01	$(0.01)			$0.01	$(0.01)
Reserve development/ amortization of related deferred gain						$(0.10)	$0.10
Gain on sale of subsidiaries/ businesses					$0.35		$0.35
Restructuring charges		$(0.05)	$0.05		$(0.08)	$(0.20)	$0.12
Loss on early retirement of subordinated debt	$(0.02)		$(0.02)		$(0.02)	$(0.02)
Mark-to-market adjustment on reclassification from AFS to trading account securities		$1.34	$(1.34)			$1.35	$(1.35)
Cumulative effect of accounting change		$(1.41)	$1.41		$(0.14)	$(1.42)	$1.28

Income from Operations	$1.07	$0.99	$0.08	8.1%	$4.05	$3.30	$0.75	22.7%

Revenue	$1,347.5	$1,702.6	$(355.1)	(20.9)%	$5,371.3	$5,283.9	$87.4	1.7%
Less:
Realized gains (losses) on investments	7.2	64.8	(57.6)		(45.7)	(16.7)	(29.0)
Gains (losses) on derivatives	(0.4)	(8.8)	8.4		(11.6)	(2.5)	(9.1)
Gain (loss) on reinsurance derivative/trading account securities	(1.4)	4.1	(5.6)		(1.0)	4.1	(5.1)
Amortization of deferred gain-reserve development	0.3	0.3	0.1		1.3	3.6	(2.3)
Mark-to-market adjustment on reclassification from AFS to trading account securities		371.5	(371.5)			371.5	(371.5)
Gain on sale of subsidiaries/ businesses	0.6		0.6		135.0		135.0

Operating Revenue	$1,341.2	$1,270.7	$70.5	5.5%	$5,293.2	$4,923.9	$369.2	7.5%

Revenue - By Segment
Lincoln Retirement	$545.1	$634.2	$(89.2)	(14.1)%	$2,085.1	$2,054.7	$30.4	1.5%
Life Insurance	502.0	505.0	(3.0)	(0.6)%	1,936.9	1,905.5	31.4	1.6%
Investment Management	128.3	134.3	(5.9)	(4.4)%	644.9	474.4	170.5	35.9%
Lincoln UK	90.0	77.1	12.9	16.7%	352.5	273.5	79.1	28.9%
Corporate & Other	82.0	351.9	(269.9)	(76.7)%	351.9	575.8	(223.9)	(38.9)%

Total	$1,347.5	$1,702.6	$(355.1)	(20.9)%	$5,371.3	$5,283.9	$87.4	1.7%

Operating Revenue- By Segment
Lincoln Retirement	$539.4	$506.6	$32.8	6.5%	$2,128.0	$1,985.1	$143.0	7.2%
Life Insurance	503.7	488.2	15.5	3.2%	1,952.9	1,906.1	46.9	2.5%
Investment Management	127.7	133.8	(6.0)	(4.5)%	534.9	474.0	60.8	12.8%
Lincoln UK	89.3	78.4	10.9	13.9%	342.2	274.5	67.7	24.7%
Corporate & Other	81.1	63.7	17.3	27.2%	335.1	284.2	50.9	17.9%

Total	$1,341.2	$1,270.7	$70.5	5.5%	$5,293.2	$4,923.9	$369.2	7.5%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 2

Financial Highlights

Unaudited [Billions of Dollars]

	For the Quarter Ended December 31				For the Twelve Months Ended December 31
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Operational Data by Segment
Lincoln Retirement
Gross Deposits	$2.387	$1.879	$0.508	27.0%	$9.020	$6.244	$2.776	44.5%
Net Flows	0.794	0.536	0.258	48.2%	2.922	1.007	1.915	190.1%
Account Values (Gross)	64.788	57.007	7.781	13.6%	64.788	57.007	7.781	13.6%
Account Values (Net of Reinsurance)	62.491	54.654	7.837	14.3%	62.490	54.653	7.837	14.3%

Life Insurance Segment
First Year Premium- Retail (in millions)	$231.160	$243.516	$(12.355)	(5.1)%	$812.565	$795.673	$16.892	2.1%
First Year Premium- COLI (in millions)	20.376	29.567	(9.191)	(31.1)%	73.657	125.619	(51.962)	(41.4)%
First Year Premium- Total (in millions)	251.537	273.083	(21.546)	(7.9)%	886.222	921.292	(35.070)	(3.8)%
In-force	304.579	281.340	23.239	8.3%	304.579	281.340	23.239	8.3%
Account Values	14.382	13.420	0.962	7.2%	14.382	13.420	0.962	7.2%

Investment Management Segment
Retail Deposits	$2.519	$1.666	$0.853	51.2%	$8.992	$5.583	$3.409	61.1%
Retail Net Flows	1.170	0.584	0.586	100.3%	3.136	1.271	1.865	146.8%
Institutional In-flows	2.750	1.978	0.772	39.0%	11.289	5.859	5.429	92.7%
Institutional Net Flows	2.095	1.061	1.035	97.6%	7.178	2.478	4.700	189.7%
Total Net Flows	3.265	1.645	1.620	98.5%	10.314	3.749	6.566	175.2%
Assets Under Management- Retail and Inst’l	56.029	62.794	(6.765)	(10.8)%	56.029	62.794	(6.765)	(10.8)%
Assets Under Management - Insurance-related Assets	43.980	43.024	0.956	2.2%	43.980	43.024	0.956	2.2%
Assets Under Management - Total Segment	100.009	105.818	(5.809)	(5.5)%	100.009	105.818	(5.809)	(5.5)%

Consolidated
Domestic Retail Deposits	$5.290	$4.012	$1.278	31.9%	$19.280	$13.222	$6.058	45.8%
Domestic Retail Account Balances	103.784	90.593	13.191	14.6%	103.784	90.593	13.191	14.6%
Domestic Retail Net Flows	2.527	1.464	1.063	72.6%	7.335	3.719	3.616	97.2%
Domestic Deposits	8.038	5.943	2.095	35.3%	30.479	18.931	11.548	61.0%
Domestic Net Flows	4.622	2.508	2.115	84.3%	14.545	6.195	8.350	134.8%

Assets Under Management	144.340	140.641	3.698	2.6%	144.340	140.641	3.698	2.6%

Operational Data (excluding Assets Managed by Delaware’s London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$2.519	$1.664	$0.855	51.4%	$8.987	$5.572	$3.415	61.3%
Retail Net Flows	1.170	0.598	0.572	95.6%	3.160	1.325	1.835	138.5%
Institutional In-flows	2.750	0.874	1.876	214.6%	6.637	3.320	3.317	99.9%
Institutional Net Flows	2.095	0.457	1.639	358.9%	3.884	1.433	2.452	171.2%
Total Net Flows	3.265	1.055	2.211	209.6%	7.045	2.757	4.287	155.5%
Assets Under Management- Retail and Inst’l	56.029	45.049	10.981	24.4%	56.029	45.049	10.980	24.4%
Assets Under Management - Insurance-related Assets	43.980	43.024	0.956	2.2%	43.980	43.024	0.956	2.2%
Assets Under Management - Total Segment	100.009	88.072	11.937	13.6%	100.009	88.072	11.936	13.6%

Consolidated
Domestic Retail Deposits	$5.290	$4.010	$1.280	31.9%	$19.274	$13.210	$6.064	45.9%
Domestic Retail Account Balances	103.784	90.271	13.514	15.0%	103.784	90.271	13.514	15.0%
Domestic Retail Net Flows	2.527	1.478	1.049	71.0%	7.359	3.773	3.586	95.0%
Domestic Deposits	8.038	4.837	3.201	66.2%	25.822	16.380	9.442	57.6%
Domestic Net Flows	4.622	1.918	2.705	141.1%	11.274	5.203	6.071	116.7%

Assets Under Management	144.340	122.896	21.444	17.4%	144.340	122.896	21.444	17.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 3

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Twelve Months Ended December 31
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Balance Sheet Assets - End of Period	$116,219.3	$106,744.9	$9,474.4	8.9%	$116,219.3	$106,744.9	$9,474.4	8.9%

Shareholders’ Equity
Beg of Period (including AOCI)	$5,970.8	$5,586.4	$384.5		$5,811.6	$5,347.5	$464.1
End of Period (including AOCI)	6,175.6	5,811.6	364.0		6,175.6	5,811.6	364.0
End of Period (excluding AOCI)	5,244.9	4,942.6	302.3		5,244.9	4,942.6	302.3
Average Equity (excluding AOCI)	5,185.0	4,888.2	296.8		5,075.5	4,756.7	318.8

Return on Equity
Net Income/Average Equity (excluding AOCI)	14.6%	15.9%	(1.3)%		13.9%	10.8%	3.2%
Inc from Operations/Average Equity (excluding AOCI)	14.7%	14.6%	0.0%		14.3%	12.5%	1.8%

Return on Capital
Inc from Operations/Average Capital	12.1%	12.0%	0.1%		11.7%	10.2%	1.5%

Common Stock Outstanding
Average for the Period - Diluted	176.7	180.4	(3.7)	(2.1)%	179.0	179.4	(0.4)	(0.2)%
End of Period - Assuming Conv of Pref.	173.8	178.5	(4.7)	(2.6)%	173.8	178.5	(4.7)	(2.6)%
End of Period - Diluted	176.1	180.7	(4.6)	(2.5)%	176.1	180.7	(4.6)	(2.5)%

Book Value (including AOCI)	$35.53	$32.56	$2.97	9.1%	$35.53	$32.56	$2.97	9.1%
Book Value (excluding AOCI)	$30.17	$27.69	$2.48	9.0%	$30.17	$27.69	$2.48	9.0%

Cash Returned to Shareholders
Share Repurchase - dollar amount	$64.0	—	$64.0		$350.2	—	$350.2
Dividends Declared to Shareholders	63.8	63.0	0.8		250.1	243.5	6.6

Total Cash Returned to Shareholders	$127.8	$63.0	$64.8		$600.3	$243.5	$356.8

Share Repurchase - number of shares	1.379	—	1.379		7.612	—	7.612
Dividend Declared on Common Stock - per share	$0.365	$0.350	$0.015	4.3%	$1.415	$1.355	$0.060	4.4%

	For the Quarter Ended December 31		For the Twelve Months Ended December 31
	2004 Amount	2003 Amount	2004 Amount	2003 Amount
Comprehensive Income
Net Income	$189.9	$194.3	$707.0	$511.9
Foreign Currency Translation	37.4	42.0	45.3	58.2
Net Unrealized Gains (Losses) on Securities	42.8	(11.4)	29.8	39.8
Gains (Losses) on Derivatives	(5.8)	(1.1)	(8.1)	(6.3)
Minimum Pension Liability Adjustment	(4.8)	43.9	(5.4)	42.7

Comprehensive Income	$259.5	$267.8	$768.6	$646.4

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 4

Financial Highlights

Unaudited [Millions of Dollars]

	For the Quarter Ended December 31				For the Twelve Months Ended December 31
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	$498.7	$454.1	$44.6	9.8%	$1,885.2	$1,698.4	$186.7	11.0%
Investment Advisory Fees	56.0	58.3	(2.3)	(3.9)%	252.5	205.0	47.5	23.2%
Net Investment Income	674.1	659.2	14.9	2.3%	2,704.1	2,638.5	65.6	2.5%
Realized Gains (Losses) on Investments	7.2	64.8	(57.6)		(45.7)	(16.7)	(29.0)
Gains (Losses) on Derivatives	(0.4)	(8.8)	8.4		(11.6)	(2.5)	(9.1)
Gain on Reinsurance Derivative/Trading Account Securities	(1.4)	4.1	(5.6)		(1.0)	4.1	(5.1)
Amortization of Deferred Gain on Indemnity Reinsurance	19.1	17.4	1.7	10.0%	87.0	72.3	14.7	20.3%
Gain on Sale of Subsidiaries/ Businesses	0.6		0.6		135.0		135.0
Mark-to-Market Adjustment on Reclassification from AFS to Trading Account Securities		371.5	(371.5)			371.5	(371.5)
Other	93.7	82.0	11.7	14.3%	365.7	313.2	52.5	16.7%

Total Revenue	1,347.5	1,702.6	(355.1)	(20.9)%	5,371.3	5,283.9	87.4	1.7%

Benefits and Expenses:
Benefits	580.9	577.5	3.4	0.6%	2,303.7	2,414.4	(110.8)	(4.6)%
Underwriting, Acquisition, Insurance and Other Expenses	517.5	479.3	38.2	8.0%	2,032.0	1,821.9	210.1	11.5%

Total Benefits and Expenses	1,098.4	1,056.8	41.6	3.9%	4,335.6	4,236.3	99.3	2.3%

Income before Federal Taxes	249.1	645.7	(396.7)		1,035.7	1,047.6	(11.9)
Federal Income Taxes	59.2	196.2	(137.0)		304.1	280.4	23.7

Income before Accounting Changes	189.9	449.6	(259.7)		731.5	767.2	(35.6)
Cumulative Effect of Accounting Changes	—	(255.2)	255.2		(24.5)	(255.2)	230.7

Net Income	$189.9	$194.3	$(4.5)	(2.3)%	$707.0	$511.9	$195.1	38.1%

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	$131.5	$241.4	$(109.8)		$489.2	$463.0	$26.2
Life Insurance	107.1	120.3	(13.2)		392.0	365.4	26.6
Investment Management	7.0	15.2	(8.2)		171.2	34.6	136.6
Lincoln UK	26.2	17.2	9.0		77.3	64.5	12.9
Corporate and Other	(22.8)	251.7	(274.5)		(94.1)	120.0	(214.1)

Income before Tax and Cumulative Effect of Accounting Changes	$249.1	$645.7	$(396.7)		$1,035.7	$1,047.6	$(11.9)

Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	$7.1	$38.9	$(31.8)		$(43.8)	$(19.1)	$(24.7)
Life Insurance	(1.0)	17.4	(18.4)		(13.3)		(13.4)
Investment Management	0.1	0.5	(0.4)		(0.7)	0.4	(1.1)
Lincoln UK	0.7	(1.3)	2.0		0.2	(1.1)	1.3
Corporate and Other	(0.2)	0.5	(0.7)		0.4	0.6	(0.2)

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	$6.7	$56.0	$(49.3)		$(57.2)	$(19.2)	$(38.1)

After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	$4.5	$25.3	$(20.8)		$(28.5)	$(12.4)	$(16.0)
Life Insurance	(0.7)	11.3	(12.0)		(8.7)		(8.7)
Investment Management	0.1	0.3	(0.2)		(0.5)	0.3	(0.7)
Lincoln UK	0.6	(0.9)	1.5			(0.7)	0.7
Corporate and Other	(0.2)	0.2	(0.4)		0.2	0.3	(0.0)

After-Tax Realized Gains (Losses) on Investments and Derivatives	$4.3	$36.3	$(32.0)		$(37.4)	$(12.6)	$(24.8)

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 5

Financial Highlights

Unaudited [Millions of Dollars]

	As of
	December 2004 Amount	December 2003 Amount	Change	% Change
Consolidated Condensed Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$34,700.6	$32,769.5	$1,931.1	5.9%
Equities	161.1	199.1	(38.0)	(19.1)%
Trading Securities	3,237.4	3,120.1	117.3	3.8%
Mortgage Loans on Real Estate	3,856.9	4,195.0	(338.1)	(8.1)%
Real Estate	191.4	112.9	78.5	69.5%
Policy Loans	1,870.6	1,924.4	(53.8)	(2.8)%
Other Long-Term Investments	489.3	456.7	32.6	7.1%

Total Investments	44,507.3	42,777.6	1,729.6	4.0%
Assets Held in Separate Accounts	55,204.6	46,565.2	8,639.4	18.6%
Other Assets	16,507.4	17,402.1	(894.7)	(5.1)%

Total Assets	$116,219.3	$106,744.9	$9,474.4	8.9%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,402.5	$47,318.1	$84.5	0.2%
Liabilities Related to Separate Accounts	55,204.6	46,565.2	8,639.4	18.6%
Other Liabilities	7,436.6	7,050.0	386.5	5.5%

Total Liabilities	110,043.7	100,933.2	9,110.4	9.0%
Shareholders’ Equity:
Net Unrealized Gains on Securities and Derivatives	836.9	815.1	21.7	2.7%
Minimum Pension Liability Adjustment	(60.5)	(55.1)	(5.4)	(9.8)%
Foreign Currency Translation Adjustment	154.3	109.0	45.3	41.6%
Other Shareholders’ Equity	5,244.9	4,942.6	302.3	6.1%

Total Shareholders’ Equity	6,175.6	5,811.6	364.0	6.3%

Total Liabilities and Shareholders’ Equity	$116,219.3	$106,744.9	$9,474.4	8.9%

	As of
	December 2004 Amount	December 2003 Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	$3,147.1	$2,939.7	$207.4	7.1%
Deferral	844.8	639.6	205.3	32.1%
Amortization	(490.8)	(318.0)	(172.8)	(54.3)%

Included in Total Benefits and Expenses	354.1	321.6	32.5	10.1%
Adjustment related to realized (gains) losses on available-for-sale securities	(45.7)	(50.2)	4.5	9.0%
Adjustment related to unrealized (gains) losses on available-for-sale securities	(14.7)	(126.1)	111.4	88.4%
Foreign currency translation adjustment	42.9	62.0	(19.1)	(30.8)%
Cumulative effect of accounting change	(38.8)	—	(38.8)

Balance at end-of-period	$3,445.0	$3,147.1	$297.8	9.5%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	$1,196.5	$1,250.1	$(53.6)	(4.3)%
Amortization	(120.3)	(80.2)	(40.1)	(50.0)%
Foreign currency translation adjustment	19.6	26.6	(7.0)	(26.2)%
Cumulative effect of accounting change	(0.6)	—	(0.6)

Balance at end-of-period	$1,095.2	$1,196.5	$(101.3)	(8.5)%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 6

Eleven-Year Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994	Ten-year compound annual growth
Revenue
Lincoln Retirement	$2,085.1	$2,054.7	$1,787.7	$1,968.3	$2,133.7	$2,115.8	$2,068.1	$2,023.0	$1,805.0	$1,877.1	$1,506.2	3.3%
Life Insurance	1,936.9	1,905.5	1,785.0	1,840.6	1,819.0	1,760.4	1,378.5	544.8	549.2	514.9	466.2	15.3%
Investment Management	644.9	474.4	413.1	451.2	513.7	514.9	509.6	459.1	410.5	290.5	—
Lincoln UK	352.5	273.5	277.2	290.7	433.8	446.6	439.7	427.3	393.2	351.5	216.0	5.0%
Corporate & Other	351.9	575.8	372.4	1,827.3	1,946.9	1,966.0	1,691.1	1,444.3	1,575.6	1,552.5	1,744.1

Total Revenue	$5,371.3	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1	$4,898.5	$4,733.6	$4,586.5	$3,932.5	3.2%

Net Income
Lincoln Retirement	$361.4	$300.5	$53.7	$265.1	$354.7	$291.5	$273.8	$263.3	$204.3	$248.8	$142.4	9.8%
Life Insurance	264.0	252.1	206.1	229.3	246.0	211.5	127.5	39.1	51.8	40.6	34.2	22.7%
Investment Management	88.4	30.2	(1.4)	(9.0)	17.9	51.6	44.4	25.1	25.0	27.4	—
Lincoln UK	50.1	42.9	37.7	66.8	(15.1)	(18.2)	71.7	(106.8)	66.0	45.7	18.5
Corporate & Other	(56.9)	(113.7)	(247.3)	(6.6)	(18.2)	(76.1)	(7.6)	(198.4)	9.3	(61.0)	(29.6)

Total Net Inc from Cont Oper	707.0	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4	301.4	165.5	15.6%
Discontinued Operations	—	—	—	—	—	—	—	911.8	157.2	180.8	184.4

Total Net Income	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$934.0	$513.6	$482.2	$349.9	7.3%

Income from Operations
Lincoln Retirement	$414.6	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4	$223.0	$174.6	$175.2	$142.4	11.3%
Life Insurance	280.3	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4	34.2	23.4%
Investment Management	43.6	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6	—
Lincoln UK	43.5	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9	17.2	9.7%
Corporate & Other	(57.2)	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)	24.8

Total Income from Cont Oper	724.8	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8	218.6	12.7%
Discontinued Operations	—	—	—	—	—	—	—	110.1	135.3	165.6	171.1

Income from Operations	$724.8	$592.8	$431.6	$644.4	$683.0	$475.5	$530.4	$59.4	$434.1	$306.5	$389.7	6.4%

OTHER DATA

Assets	$116,219.3	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3	$77,174.7	$71,713.4	$63,257.7	$48,864.8	9.1%

Shareholders’ Equity
Including AOCI	$6,175.6	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9	$4,982.9	$4,470.0	$4,378.1	$3,042.1	7.3%
Excluding AOCI	$5,244.9	$4,942.6	$4,612.9	$5,130.6	$4,946.6	$4,699.5	$4,785.5	$4,500.7	$3,990.6	$3,669.2	$3,353.1	4.6%
Average Equity (excluding AOCI)	$5,075.5	$4,756.7	$4,983.3	$5,057.1	$4,831.4	$4,786.2	$4,636.3	$4,172.7	$3,851.7	$3,400.3	$3,288.6	4.4%

Common Shares Outstanding (millions)
End of Period - Diluted	176.1	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3	208.3
Average for the Period - Diluted	179.0	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7	208.7

Per Share Data (Diluted)
Net Income from Continuing Operations	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43	$0.79	17.4%
Net Income	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$4.49	$2.47	$2.29	$1.68	8.9%
Income (Loss) from Continuing Operations	$4.05	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$(0.24)	$1.44	$0.67	$1.05	14.5%
Income from Operations	$4.05	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$0.29	$2.09	$1.45	$1.87	8.0%

Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$35.53	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95	$14.67	9.2%
Shareholders’ Equity (Excluding accum AOCI)	$30.17	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62	$22.25	$19.19	$17.55	$16.17	6.4%
Dividends Declared (Common Stock)	$1.415	$1.36	$1.30	$1.24	$1.18	$1.12	$1.06	$1.00	$0.94	$0.88	$0.83	5.5%

Return on Equity
Net Income/Average Equity	13.9%	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%	10.6%
Inc from Operations/Average Equity	14.3%	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%	11.8%

Market Value of Common Stock
High for the Year	$50.38	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88	$22.19
Low for the Year	$40.06	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50	$24.50	$20.38	$17.31	$17.31
Close for the Year	$46.68	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91	$39.06	$26.25	$26.88	$17.50	10.3%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 7

Quarterly Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue
Lincoln Retirement	$451.4	$397.8	$486.4	$536.3	$634.2	$516.5	$524.5	$499.0	$545.1
Life Insurance	479.6	457.5	474.0	468.9	505.0	479.2	478.9	476.8	502.0
Investment Management	102.2	102.1	116.4	121.7	134.3	132.9	140.8	242.9	128.3
Lincoln UK	51.8	68.9	60.2	67.3	77.1	75.8	91.0	95.7	90.0
Corporate & Other	103.6	73.0	76.1	74.8	351.9	54.7	123.6	91.6	82.0

Total Revenue	$1,188.6	$1,099.3	$1,213.2	$1,268.8	$1,702.6	$1,259.0	$1,358.7	$1,406.1	$1,347.5

Net Income(Loss)
Lincoln Retirement	$5.0	$6.9	$81.7	$102.0	$109.9	$71.8	$94.2	$90.8	$104.6
Life Insurance	59.5	48.5	65.6	55.8	82.2	67.5	72.0	52.0	72.4
Investment Management	1.1	1.0	4.6	6.3	18.2	10.0	14.5	58.1	5.8
Lincoln UK	17.9	6.8	12.4	11.5	12.2	5.9	17.2	9.9	17.1
Corporate & Other	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)	(10.9)	(11.1)	(10.1)

Total Net Income (Loss)	$51.0	$41.6	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9

Income (Loss) from Operations
Lincoln Retirement	$35.4	$57.4	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5
Life Insurance	63.1	60.7	71.8	58.7	73.4	74.8	76.2	55.4	74.0
Investment Management	2.1	1.3	4.5	9.7	19.0	12.5	13.4	12.5	5.2
Lincoln UK	15.3	6.8	12.4	11.3	13.0	6.2	10.7	10.1	16.6
Corporate & Other	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)	(9.9)	(6.3)

Income (Loss) from Operations	$100.0	$104.8	$153.3	$156.0	$178.7	$175.3	$181.4	$178.2	$189.9

OTHER DATA

Assets	$93,184.6	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3

Shareholders’ Equity
Beg of Period (including AOCI)	$5,436.8	$5,347.5	$5,450.0	$5,815.9	$5,586.4	$5,811.6	$6,143.5	$5,518.9	$5,970.8
End of Period (including AOCI)	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6
End of Period (excluding AOCI)	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9
Average Equity (excluding AOCI)	4,643.6	4,682.0	4,672.0	4,784.5	4,888.2	5,016.8	5,024.6	5,075.7	5,185.0

Common Shares Outstanding
Average for the Period - Diluted	178.4	178.3	179.2	179.9	180.4	181.2	180.3	177.7	176.7
End of Period - Diluted	178.5	178.4	179.5	179.9	180.7	181.4	178.8	177.1	176.1

Per Share Data (Diluted)
Net Income	$0.29	$0.23	$0.80	$0.74	$1.08	$0.72	$1.04	$1.12	$1.07
Income from Operations	$0.56	$0.59	$0.86	$0.87	$0.99	$0.97	$1.00	$1.00	$1.07

Shareholders’ Equity Per Share
Shareholders’ Equity (including AOCI)	$30.10	$30.66	$32.68	$31.34	$32.56	$34.36	$31.32	$34.15	$35.53
Shareholders’ Equity (excluding AOCI)	$25.97	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23	$30.17
Dividends Declared (Common Stock)	$0.335	$0.335	$0.335	$0.335	$0.350	$0.350	$0.350	$0.350	$0.365

Return on Equity
Net Income/Average Equity	4.4%	3.6%	12.2%	11.1%	15.9%	10.4%	14.9%	15.7%	14.6%
Inc from Operations/Average Equity	8.6%	8.9%	13.1%	13.0%	14.6%	14.0%	14.4%	14.0%	14.7%

Market Value of Common Stock
Highest Price	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700
Lowest Price	$25.150	$24.730	$27.870	$34.630	$35.410	$40.060	$43.260	$41.900	$40.790
Closing Price	$31.580	$28.000	$35.630	$35.380	$40.370	$47.320	$47.250	$47.000	$46.680

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 8

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended December 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
Revenue
Life and annuity premiums	$9.9	$5.6	$53.6	$52.2			$14.5	$18.8
Surrender charges	6.4	6.2	14.2	16.1
Mortality assessments			130.5	128.4			9.8	8.7
Expense assessments	157.1	124.8	58.0	55.0			28.3	24.6
Health premiums							0.4	0.5
Investment advisory fees					82.8	84.4
Other revenue and fees	(2.0)	0.5	8.1	8.4	32.7	36.9	16.0	9.6
Net investment income	368.0	369.5	239.4	228.1	12.3	12.5	20.2	16.2
Realized gains (losses) on investments	9.1	44.7	(1.0)	20.5	0.1	0.5	0.7	(1.3)
Gains (losses) on derivatives	(1.9)	(5.8)		(3.1)
Gain (loss) on reins. derivative/trading account securities	(1.4)	2.8	(0.7)	(0.6)
Gain on sale of subsidiaries/ businesses					0.5
Mark-to-market adjustment on reclassification from AFS to trading account securities		86.0

Total Revenue	545.1	634.2	502.0	505.0	128.3	134.3	90.0	77.1

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	43.4	37.1	106.4	83.2			17.7	26.5
Div accum & div to policyholders			23.6	33.8
Interest credited to policy bal.	210.4	214.0	147.1	147.5
Health policy benefits							3.6	6.8
Def. sales inducements net of amortization	(11.5)	(5.6)

Total insurance benefits	242.2	245.5	277.2	264.5			21.3	33.3
Underwriting, acquisition, insurance and other expenses:
Commissions	110.9	96.8	42.0	44.3			1.0	0.8
Other volume related expenses	45.8	22.8	57.4	62.6
Operating and administrative expenses	59.4	58.5	42.9	45.4	114.8	113.3	14.1	20.0
Restructuring charges	(0.7)	5.5	0.7	4.2	(0.3)	1.7
Taxes, licenses and fees	2.5	4.0	12.5	18.0	3.1	2.1

Subtotal	218.0	187.6	155.4	174.4	117.6	117.1	15.1	20.8
Deferral of acquisition costs	(112.9)	(73.5)	(109.7)	(112.1)			(1.6)	(1.6)
DAC amortization	63.9	31.5	55.7	38.0			23.5	14.7

Net DAC (deferral) amortization	(49.0)	(42.0)	(54.0)	(74.1)			21.9	13.1
PVIF amortization	2.3	1.8	16.4	19.9			5.6	(7.3)
Other intangibles amortization					3.8	2.0

Total underwriting, acquisition, insurance and other expenses	171.3	147.4	117.7	120.2	121.3	119.1	42.5	26.6
Interest	0.1

Benefits and Expenses	413.6	392.9	394.9	384.8	121.4	119.1	63.8	59.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	131.5	241.4	107.1	120.3	7.0	15.2	26.2	17.2

Federal income taxes	26.9	67.9	34.7	38.7	1.1	(3.0)	9.1	5.1

Income Before Cumulative Effect of Accounting Change	104.6	173.5	72.4	81.6	5.8	18.2	17.1	12.2

Cumulative effect of accounting change		(63.6)		0.6

Net Income	$104.6	$109.9	$72.4	$82.2	$5.8	$18.2	$17.1	$12.2

Restructuring charges	0.5	(3.6)	(0.4)	(2.7)	0.2	(1.1)
Realized gains (losses) on investments	5.7	29.1	(0.7)	13.4	0.1	0.3	0.6	(0.9)
Gains (losses) on derivatives	(1.2)	(3.8)		(2.0)
Net gain (loss) on reinsurance derivative/trading account securities	(0.8)	1.8	(0.4)	(0.4)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses					0.3
Cumulative effect of accounting change		(63.6)		0.6
Mark-to-market adjustment on reclassification from AFS to trading account securities		55.9

Income from Operations	$100.5	$94.1	$74.0	$73.4	$5.2	$19.0	$16.6	$13.0

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 8A

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended December 31	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
Revenue
Life and annuity premiums	—	—	—	—	$78.0	$76.6
Surrender charges			0.5	0.7	21.1	23.0
Mortality assessments		1.0			140.4	138.1
Expense assessments	(0.5)	(1.0)	15.5	12.4	258.5	215.9
Health premiums	0.3	0.1			0.8	0.5
Investment advisory fees			(26.8)	(26.2)	56.0	58.3
Amortization of deferred gain	19.1	17.4			19.1	17.4
Amortization of deferred gain-reserve development	0.3	0.3			0.3	0.3
Other revenue and fees	172.4	140.0	(133.7)	(113.7)	93.4	81.7
Net investment income	34.8	33.6	(0.6)	(0.6)	674.1	659.2
Realized gains (losses) on investments	(1.8)	0.3			7.2	64.8
Gains (losses) on derivatives	1.5	0.2			(0.4)	(8.8)
Gain (loss) on reins. derivative/trading account securities	0.7	1.9			(1.4)	4.1
Gain on sale of subsidiaries/ businesses	0.1				0.6
Mark-to-market adjustment on reclassification from AFS to trading account securities		285.5				371.5

Total Revenue	227.1	479.2	(145.1)	(127.3)	1,347.5	1702.6

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits		(32.4)			167.5	114.5
Div accum & div to policyholders					23.6	33.8
Interest credited to policy bal.	33.1	27.6	6.8	6.6	397.4	395.7
Health policy benefits	0.4	32.3			3.9	39.1
Reserve developments on Reins. business sold
Def. sales inducements net of amortization					(11.5)	(5.6)

Total insurance benefits	33.4	27.5	6.8	6.6	580.9	577.5
Underwriting, acquisition, insurance and other expenses:
Commissions	23.7	22.1	9.7	9.4	187.3	173.5
Other volume related expenses	64.1	73.9	(23.3)	(58.3)	144.0	101.0
Operating and administrative expenses	95.8	74.3	(133.9)	(80.1)	193.1	231.4
Restructuring charges	0.4	3.6			0.1	15.0
Taxes, licenses and fees	3.3	3.2			21.3	27.3

Subtotal	187.3	177.1	(147.5)	(128.9)	545.8	548.1
Deferral of acquisition costs			(13.8)	(10.2)	(238.1)	(197.4)
DAC amortization	0.1	0.1	10.0	5.8	153.2	90.1

Net DAC (deferral) amortization	0.1	0.1	(3.9)	(4.4)	(84.9)	(107.3)
PVIF amortization					24.2	14.4
Other intangibles amortization					3.8	2.0

Total underwriting, acquisition, insurance and other expenses	187.4	177.2	(151.3)	(133.3)	488.9	457.1
Interest	22.8	22.8	(0.6)	(0.6)	22.2	22.2
Loss on early retirement of subordinated debt	6.3				6.3

Total Benefits and Expenses	249.9	227.5	(145.1)	(127.3)	1,098.4	1,056.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(22.8)	251.7			249.1	645.7

Federal income taxes	(12.7)	87.6			59.2	196.2

Income Before Cumulative Effect of Accounting Change	(10.1)	164.1			189.9	449.6

Cumulative effect of accounting change		(192.2)				(255.2)

Net Income	$(10.1)	$(28.1)			$189.9	$194.3

Less:
Restructuring charges	(0.3)	(2.4)				(9.8)
Realized gains (losses) on investments	(1.7)	0.1			3.9	42.0
Gains (losses) on derivatives	1.5	0.1			0.3	(5.7)
Net gain (loss) on reinsurance derivative/trading account securities	0.4	1.3			(0.8)	2.7
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.2	0.2			0.2	0.2
Gain on sale of subsidiaries/ businesses	0.1				0.4
Cumulative effect of accounting change		(192.2)				(255.2)
Loss on early retirement of subordinated debt	(4.1)				(4.1)
Mark-to-market adjustment on reclassification from AFS to trading account securities		185.6				241.5

Income from Operations	$(6.3)	$(20.8)			$189.9	$178.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 9

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Twelve Months Ended December 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
Revenue
Life and annuity premiums	$33.0	$21.9	$193.9	$194.8			$68.5	$60.2
Surrender charges	25.0	28.9	51.8	53.6
Mortality assessments			518.7	516.7			39.5	35.7
Expense assessments	580.5	441.9	208.6	201.8			103.9	93.9
Health premiums			0.1	0.1			1.8	2.0
Investment advisory fees					358.3	306.2
Other revenue and fees	(6.3)	8.7	31.4	28.0	124.9	117.9	52.8	18.6
Net investment income	1,495.9	1483.7	948.4	911.1	51.7	49.9	75.7	64.1
Realized gains (losses) on investments	(32.3)	(12.5)	(13.4)	3.6	(0.7)	0.4	0.2	(1.1)
Gains (losses) on derivatives	(11.5)	(6.6)	0.1	(3.6)
Gain (loss) on reins. derivative/trading account securities	0.8	2.8	(2.8)	(0.6)
Gain on sale of subsidiaries/ businesses					110.8		10.1
Mark-to-market adjustment on reclassification from AFS to trading account securities		86.0

Total Revenue	2,085.1	2,054.7	1,936.9	1,905.5	644.9	474.4	352.5	273.5

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	189.8	181.5	404.0	416.0			86.4	85.5
Div accum & div to policyholders			77.4	81.6
Interest credited to policy bal.	836.0	867.7	579.7	598.2
Health policy benefits							14.0	13.0
Def. sales inducements net of amortization	(40.6)	(14.1)

Total insurance benefits	985.1	1035.1	1061.2	1095.9			100.4	98.6
Underwriting, acquisition, insurance and other expenses:
Commissions	423.5	318.5	136.5	141.8			2.9	3.8
Other volume related expenses	163.2	67.5	194.7	208.3
Operating and administrative expenses	231.7	226.2	168.6	166.2	445.7	414.6	81.0	78.3
Restructuring charges	5.4	20.1	4.8	19.5	1.2	7.1
Taxes, licenses and fees	14.6	17.7	49.1	62.2	17.0	10.3

Subtotal	838.4	650.0	553.7	598.0	464.0	431.9	83.9	82.1
Deferral of acquisition costs	(421.9)	(223.4)	(365.2)	(370.8)			(6.3)	(3.5)
DAC amortization	174.0	120.4	213.0	135.5			79.1	42.5

Net DAC (deferral) amortization	(247.9)	(103.0)	(152.2)	(235.2)			72.8	39.1
PVIF amortization	20.0	9.5	82.2	81.4			18.1	(10.7)
Other intangibles amortization					9.7	7.9

Total underwriting, acquisition, insurance and other expenses	610.5	556.5	483.7	444.2	473.7	439.8	174.8	110.4
Interest	0.1

Benefits and Expenses	1,595.8	1,591.7	1,544.8	1,540.1	473.7	439.8	275.2	209.0

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	489.2	463.0	392.0	365.4	171.2	34.6	77.3	64.5

Federal income taxes	106.1	98.9	125.3	113.9	82.8	4.5	27.2	21.6

Income Before Cumulative Effect of Accounting Change	383.1	364.1	266.7	251.5	88.4	30.2	50.1	42.9

Cumulative effect of accounting change	(21.8)	(63.6)	(2.7)	0.6

Net Income	$361.4	$300.5	$264.0	$252.1	$88.4	$30.2	$50.1	$42.9

Less:
Restructuring charges	(3.5)	(13.1)	(3.1)	(12.7)	(0.8)	(4.6)
Realized gains (losses) on investments	(21.1)	(8.2)	(8.8)	2.3	(0.5)	0.3		(0.7)
Gains (losses) on derivatives	(7.4)	(4.3)	0.1	(2.3)
Net gain (loss) on reinsurance derivative/trading account securities	0.6	1.8	(1.8)	(0.4)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses					46.1		6.6
Cumulative effect of accounting change	(21.8)	(63.6)	(2.7)	0.6
Mark-to-market adjustment on reclassification from AFS to trading account securities		55.9

Income from Operations	$414.6	$331.9	$280.3	$264.5	$43.6	$34.5	$43.5	$43.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 9A

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
For the Twelve Months Ended December 31	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
Revenue
Life and annuity premiums	—	—	—	—	$295.4	$277.0
Surrender charges			1.9	2.3	78.7	84.7
Mortality assessments		(1.9)			558.3	550.5
Expense assessments	(0.5)	1.9	56.8	42.8	949.3	782.3
Health premiums	1.6	1.9			3.5	4.0
Investment advisory fees			(105.8)	(101.2)	252.5	205.0
Amortization of deferred gain	87.0	72.3			87.0	72.3
Amortization of deferred gain-reserve development	1.3	3.6			1.3	3.6
Other revenue and fees	629.9	460.9	(468.3)	(324.4)	364.4	309.7
Net investment income	134.4	133.2	(1.8)	(3.5)	2,704.1	2,638.5
Realized gains (losses) on investments	0.5	(7.1)			(45.7)	(16.7)
Gains (losses) on derivatives	(0.1)	7.6			(11.6)	(2.5)
Gain (loss) on reins. derivative/trading account securities	1.0	1.9			(1.0)	4.1
Gain on sale of subsidiaries/ businesses	14.1				135.0
Mark-to-market adjustment on reclassification from AFS to trading account securities		285.5				371.5

Total Revenue	869.1	959.8	(517.2)	(384.0)	5,371.3	5,283.9

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	0.2	0.6			680.5	683.7
Div accum & div to policyholders					77.4	81.6
Interest credited to policy bal.	128.0	124.8	26.9	26.4	1,570.6	1,617.0
Health policy benefits	1.7	1.0			15.8	14.1
Reserve developments on Reins. business sold		32.1				32.1
Def. sales inducements net of amortization					(40.6)	(14.1)

Total insurance benefits	129.9	158.5	26.9	26.4	2,303.7	2,414.4
Underwriting, acquisition, insurance and other expenses:
Commissions	94.2	80.1	41.0	31.9	698.1	576.1
Other volume related expenses	223.0	227.7	(145.8)	(175.0)	435.0	328.4
Operating and administrative expenses	380.9	250.2	(410.4)	(241.0)	897.4	894.4
Restructuring charges	9.9	7.2			21.4	53.8
Taxes, licenses and fees	22.8	17.2			103.6	107.4

Subtotal	730.8	582.4	(515.2)	(384.1)	2,155.5	1,960.2
Deferral of acquisition costs			(51.4)	(42.0)	(844.8)	(639.6)
DAC amortization	0.4	0.4	24.3	19.2	490.8	318.0

Net DAC (deferral) amortization	0.4	0.4	(27.1)	(22.8)	(354.1)	(321.6)
PVIF amortization					120.3	80.2
Other intangibles amortization					9.7	7.9

Total underwriting, acquisition, insurance and other expenses	731.2	582.8	(542.3)	(406.9)	1,931.5	1,726.8
Interest	95.9	93.0	(1.8)	(3.5)	94.1	89.5
Loss on early retirement of subordinated debt	6.3	5.6			6.3	5.6

Total Benefits and Expenses	963.2	839.8	(517.2)	(384.0)	4,335.6	4,236.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(94.1)	120.0			1,035.7	1,047.6

Federal income taxes	(37.2)	41.5			304.1	280.4

Income Before Cumulative Effect of Accounting Change	(56.9)	78.5			731.5	767.2

Cumulative effect of accounting change		(192.2)			(24.5)	(255.2)

Net Income	$(56.9)	$(113.7)			$707.0	$511.9

Less:
Restructuring charges	(6.4)	(4.7)			(13.9)	(35.0)
Realized gains (losses) on investments	0.3	(4.7)			(30.0)	(11.0)
Gains (losses) on derivatives	(0.1)	5.0			(7.4)	(1.6)
Net gain (loss) on reinsurance
derivative/trading account securities	0.6	1.3			(0.6)	2.7
Reserve development on business sold through
reinsurance/ amortization of related deferred gain	0.9	(18.5)			0.9	(18.5)
Gain on sale of subsidiaries/ businesses	9.1				61.9
Cumulative effect of accounting change		(192.2)			(24.5)	(255.2)
Loss on early retirement of subordinated debt	(4.1)	(3.7)			(4.1)	(3.7)
Mark-to-market adjustment on
reclassification from AFS to trading account securities		185.6				241.5

Income from Operations	$(57.2)	$(81.8)			$724.8	$592.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 10

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Life and annuity premiums	$1,403.3	$1,363.4	$295.6	$277.0	$295.4
Surrender charges	114.7	101.5	87.8	84.7	78.7
Mortality assessments	496.5	533.3	530.3	550.5	558.3
Expense assessments	1,013.1	880.1	792.7	782.3	949.3
Health premiums	409.8	340.6	20.3	4.0	3.5
Investment advisory fees	213.1	197.2	183.3	205.0	252.5
Amortization of deferred gain		20.4	75.2	72.3	87.0
Amortization of deferred gain-reserve development			(0.8)	3.6	1.3
Other revenue and fees	441.1	328.7	299.5	309.7	364.4
Net investment income	2,784.1	2,708.7	2,631.9	2,638.5	2,704.1
Earnings in unconsolidated affiliates	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	(28.3)	(105.2)	(272.7)	(16.7)	(45.7)
Gains (losses) on derivatives		(9.3)	1.2	(2.5)	(11.6)
Gain (loss) on reinsurance derivative/trading account securities				4.1	(1.0)
Mark-to-market adjustment on reclassification from AFS to trading account securities				371.5
Gain on sale of subsidiaries/ businesses		12.8	(8.3)		135.0

Total Revenue	6,847.1	6,378.0	4,635.5	5,283.9	5,371.3

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1,546.4	1,517.9	811.3	683.7	680.5
Div accum & div to policyholders	87.6	83.7	76.0	81.6	77.4
Interest credited to policy bal.	1,474.2	1,506.0	1,617.1	1,617.0	1,570.6
Health policy benefits	449.0	302.1	49.7	14.1	15.8
Reserve developments on reins. business sold			305.4	32.1
Def. sales inducements net of amortization		(12.1)	(12.6)	(14.1)	(40.6)

Total insurance benefits	3,557.2	3,397.7	2,846.9	2,414.4	2,303.7
Underwriting, acquisition, insurance and other expenses:
Commissions	919.1	860.3	579.4	576.1	698.1
Other volume related expenses	253.8	184.8	256.8	328.4	435.0
Operating and administrative expenses	1,208.4	1,114.5	928.0	894.4	897.4
Restructuring charges	104.9	38.0	(2.2)	53.8	21.4
Taxes, licenses and fees	107.5	122.9	106.8	107.4	103.6
Par policyholder interests	1.1
Foreign exchange	(2.9)	(1.4)	0.3		0.1

Subtotal	2,592.0	2,319.1	1,869.0	1,960.2	2,155.6
Deferral of acquisition costs		(701.0)	(612.4)	(639.6)	(844.8)
DAC amortization		366.8	344.4	318.0	490.8

DAC deferral net of amortization	(427.5)	(334.2)	(268.0)	(321.6)	(354.1)
PVIF amortization	132.6	113.1	136.5	80.2	120.3
Other intangibles amortization	17.7	12.1	8.2	7.9	9.7

Total underwriting, acquisition, insurance and other expenses	2,314.9	2,110.1	1,745.8	1,726.8	1,931.5
Goodwill amortization	45.1	43.4
Interest	139.5	121.0	96.6	89.5	94.1
Loss on early retirement of subordinated debt				5.6	6.3

Total Benefits and Expenses	6,056.7	5,672.1	4,689.3	4,236.3	4,335.6

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	790.5	705.9	(53.8)	1,047.6	1,035.7

Federal income taxes	205.2	144.7	(102.6)	280.4	304.1

Income Before Cumulative Effect of Accounting Change	585.3	561.2	48.8	767.2	731.5

Cumulative effect of accounting change		(15.6)		(255.2)	(24.5)

Net Income	$585.3	$545.7	$48.8	$511.9	$707.0

Less:
Restructuring charges	(80.2)	(24.7)	2.0	(35.0)	(13.9)
Realized gains (losses) on investments	(17.5)	(68.7)	(177.2)	(11.0)	(30.0)
Gains (losses) on derivatives		(4.9)	0.8	(1.6)	(7.4)
Net gain (loss) on reinsurance derivative/trading account securities				2.7	(0.6)
Reserve development on business sold through reinsurance/ amortization of deferred gain			(199.1)	(18.5)	0.9
Gain on sale of subsidiaries/ businesses		15.0	(9.4)		61.9
Loss on early retirement of subordinated debt				(3.7)	(4.1)
Mark-to-market adjustment on reclassification from AFS to trading account securities				241.5
Cumulative effect of accounting change		(15.6)		(255.2)	(24.5)

Income from Operations	$683.0	$644.4	$431.6	$592.8	$724.8

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year		$3,070.5	$2,866.8	$2,939.7	$3,147.1
Deferral		701.0	612.4	639.6	844.8
Amortization		(366.8)	(344.4)	(318.0)	(490.8)

Included in Total Benefits and Expenses		334.2	268.0	321.6	354.1
Adjustment related to realized (gains) losses on available-for-sale securities		112.9	115.0	(50.2)	(45.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities		(187.2)	(338.6)	(126.1)	(14.8)
Foreign currency translation adjustment		(16.0)	56.9	62.0	42.9
Disposition of business		(425.9)
Other		(21.7)	(28.4)		(38.8)

Balance at end-of-year		$2,866.8	$2,939.7	$3,147.1	$3,445.0

Roll Forward of Present Value of In-Force

Balance at beginning-of-year		$1,483.3	$1,362.5	$1,250.1	$1,196.5
Amortization		(113.1)	(136.5)	(80.2)	(120.3)
Foreign currency translation adjustment		(7.0)	24.1	26.6	19.6
Other		(0.7)		(0.0)	(0.6)

Balance at end-of-year		$1,362.5	$1,250.1	$1,196.5	$1,095.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 11

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue
Life and annuity premiums	$80.7	$65.3	$65.9	$69.1	$76.6	$72.0	$74.7	$70.7	$78.0
Surrender charges	23.5	18.9	21.3	21.5	23.0	20.2	19.2	18.2	21.1
Mortality assessments	135.3	138.9	135.6	137.9	138.1	137.9	140.1	139.8	140.4
Expense assessments	187.6	177.1	190.9	198.5	215.9	225.5	230.9	234.5	258.5
Health premiums	19.1	3.0	0.1	0.4	0.5	3.6	(0.7)	(0.1)	0.8
Investment advisory fees	44.7	44.2	49.4	53.2	58.3	62.7	66.4	67.4	56.0
Amortization of deferred gain	6.9	18.4	18.2	18.3	17.4	17.9	17.9	32.1	19.1
Amortization of deferred gain-reserve development	0.5	(0.2)	(0.2)	3.7	0.3	0.3	0.3	0.3	0.3
Other revenue and fees	81.5	70.6	74.5	82.9	81.7	61.4	112.9	96.6	93.4
Net investment income	667.3	654.6	660.2	664.4	659.2	677.5	683.1	669.4	674.1
Realized gains (losses) on investments	(50.7)	(89.6)	(1.7)	9.8	64.8	(12.0)	(17.8)	(23.0)	7.2
Gains (losses) on derivatives	0.3	(1.9)	(1.0)	9.1	(8.8)	(3.8)	(2.8)	(4.5)	(0.4)
Gain (loss) on reinsurance derivative/trading account securities					4.1	(4.2)	10.3	(5.6)	(1.4)
Mark-to-market adjustment on reclassification from AFS to trading account securities					371.5
Gain (loss) on sale of subsidiaries/ businesses	(8.3)						24.1	110.3	0.6

Total Revenue	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0	1,358.7	1,406.1	1,347.5

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	214.0	187.1	155.1	227.1	114.5	179.9	180.0	153.1	167.5
Div accum & div to policyholders	22.8	14.4	17.6	15.9	33.8	18.5	18.6	16.7	23.6
Interest credited to policy bal.	411.1	409.3	406.3	405.6	395.7	390.4	390.4	392.5	397.4
Health policy benefits	5.1	2.3	14.2	(41.5)	39.1	3.5	4.1	4.2	3.9
Reserve developments on reins. business sold	13.2			32.1
Def. sales inducements net of amortization	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)

Total insurance benefits	663.0	609.7	590.8	636.4	577.5	583.3	583.3	556.1	580.9
Underwriting, acquisition, insurance and other expenses:
Commissions	162.0	125.7	132.9	144.1	173.5	169.1	170.7	171.0	187.3
Other volume related expenses	72.6	71.5	65.4	90.5	101.0	109.9	107.0	74.1	144.0
Operating and administrative expenses	259.7	217.8	235.5	209.8	231.4	187.4	252.3	264.6	193.1
Restructuring charges	(1.7)	5.5	13.5	19.8	15.0	11.5	5.3	4.5	0.1
Taxes, licenses and fees	22.6	30.6	23.1	26.4	27.3	29.5	27.2	25.6	21.3
Foreign exchange	(0.6)

Subtotal	514.6	451.2	470.3	490.6	548.1	507.4	562.6	539.8	545.8
Deferral of acquisition costs	(163.4)	(144.3)	(136.9)	(160.9)	(197.4)	(198.7)	(201.8)	(206.2)	(238.1)
DAC amortization	61.5	99.2	62.8	65.9	90.1	108.8	108.0	120.8	153.2

DAC deferral net of amortization	(101.9)	(45.1)	(74.2)	(95.0)	(107.3)	(89.9)	(93.9)	(85.4)	(84.9)
PVIF amortization	43.0	22.7	13.6	29.6	14.4	24.8	20.5	50.8	24.2
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	3.8

Total underwriting, acquisition, insurance and other expenses	457.7	430.8	411.7	427.1	457.1	444.3	491.2	507.1	488.9
Interest	23.5	23.3	23.0	21.0	22.2	22.8	24.7	24.4	22.2
Loss on early retirement of subordinated debt				5.6					6.3

Total Benefits and Expenses	1,144.2	1,063.9	1,025.5	1,090.2	1,056.8	1,050.4	1,099.1	1,087.7	1,098.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	44.4	35.4	187.7	178.7	645.7	208.6	259.6	318.4	249.1

Federal income taxes	(6.6)	(6.1)	45.0	45.4	196.2	53.7	72.6	118.7	59.2

Income Before Cumulative Effect of Accounting Change	51.0	41.6	142.7	133.3	449.6	155.0	187.0	199.7	189.9
Cumulative effect of accounting change					(255.2)	(24.5)

Net Income	$51.0	$41.6	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9

Less:
Restructuring charges	1.7	(3.6)	(8.8)	(12.9)	(9.8)	(7.5)	(3.5)	(2.9)
Realized gains (losses) on investments	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)	(14.5)	3.9
Gains (losses) on derivatives	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)	0.3
Net gain on reinsurance derivative/trading account securities					2.7	(2.7)	6.7	(3.7)	(0.8)
Reserve development on business sold through reinsurance/ amortization of deferred gain	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2	0.2	0.2
Gain (loss) on sale of subsidiaries/ businesses	(9.4)						15.6	45.9	0.4
Loss on early retirement of subordinated debt				(3.7)					(4.1)
Mark-to-market adjustment on reclassification from AFS to trading account securities					241.5
Cumulative effect of accounting change					(255.2)	(24.5)

Income from Operations	$100.0	$104.8	$153.3	$156.0	$178.7	$175.3	$181.4	$178.2	$189.9

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period	$2,840.7	$2,939.7	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8
Deferral	163.4	144.3	136.9	160.9	197.4	198.7	201.8	206.2	238.1
Amortization	(61.5)	(99.2)	(62.8)	(65.9)	(90.1)	(108.8)	(108.0)	(120.8)	(153.2)

Included in Total Benefits and Expenses	101.9	45.1	74.2	95.0	107.3	89.9	93.9	85.4	84.9
Adjustment related to realized (gains) losses on available-for-sale securities	17.8	30.0	8.3	(60.6)	(27.9)	(17.6)	(6.0)	(6.2)	(15.8)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(34.2)	(119.4)	(334.0)	182.2	145.2	(201.1)	442.7	(271.2)	14.7
Foreign currency translation adjustment	13.7	(10.9)	27.2	2.8	42.8	19.9	(8.4)	(2.5)	33.8
Other						(39.3)	0.2	(0.1)	0.5

Balance at end-of-period	$2,939.7	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0

Roll Forward of Present Value of In-Force

Balance at beginning-of-period	$1,286.9	$1,250.1	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9
Amortization	(43.0)	(22.7)	(13.6)	(29.6)	(14.4)	(24.8)	(20.5)	(50.8)	(24.2)
Foreign currency translation adjustment	6.1	(4.3)	11.2	1.3	18.4	8.9	(3.7)	(1.1)	15.6
Other	0.1					(0.6)

Balance at end-of-period	$1,250.1	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 12

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
ASSETS
Investments
Corporate bonds	$13,504.1	$13,111.1	$8,887.9	$8,365.3	$533.3	$518.1	$739.2	$697.8
U.S. government bonds	11.9	51.8	63.8	68.8				20.0
Foreign government bonds	304.5	275.9	184.7	158.1	6.8	4.0	337.6	342.1
Asset/mortgage backed securities	3,332.3	3,168.4	1,739.5	1,390.6	99.6	65.3
State and municipal bonds	95.3	89.2	52.4	50.0	1.2	1.2
Preferred stocks-redeemable	37.6	35.4	25.7	24.0
Common stocks	0.2		0.2				46.4	50.2
Preferred stocks-equity	43.1	43.4	14.8	14.3	2.7	2.8

Total AFS Securities	17,329.1	16,775.3	10,968.9	10,071.2	643.7	591.5	1,123.3	1,110.1
Trading Securities	1,169.6	1,195.9
Mortgage loans	1,936.3	2,201.7	1,554.2	1,577.0	62.6	75.0	0.1	0.3
Real estate							0.2	0.2
Policy loans	438.7	446.4	1,426.0	1,471.5			5.9	6.6
Allocated investments	3,891.1	3,577.8	1,442.7	1,223.4	139.9	102.8
Other long-term investments	61.8	33.4	9.1	14.9

Total Investments	24,826.6	24,230.4	15,400.9	14,358.0	846.3	769.3	1,129.5	1,117.2

Notes receivable from LNC	107.8	271.3	130.7	202.6	44.4	45.5
Cash and invested cash	(73.9)	(120.2)	18.0	(25.4)	51.1	89.1	282.9	160.2
Property and equipment	10.8	7.5	1.6	2.8	33.3	38.2	20.1	19.5
Premium and fees receivable	0.2	9.8	25.8	33.2	45.4	51.3
Accrued investment income	243.3	243.9	173.8	174.0	8.6	8.5	22.1	21.6
Assets held in separate accounts	40,990.1	34,459.0	2,131.1	1,795.8			7,186.2	6,390.3
Amount recoverable from reinsurers	1,030.7	1,348.6	1,183.4	1,026.8
Deferred acquisition costs	1,040.4	854.6	1,691.9	1,578.3			590.9	620.7
Other intangible assets	85.5	45.2			20.9	33.9
Present value of in-force	92.6	113.2	726.5	808.6			276.1	274.7
Goodwill	64.1	64.1	855.1	855.1	260.8	300.7	15.9	14.8
Other	134.4	130.6	466.4	429.9	183.4	224.5	60.2	65.7

Total Assets	$68,552.7	$61,657.9	$22,805.0	$21,239.8	$1,494.3	$1,561.1	$9,583.9	$8,684.7

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
ASSETS
Investments
Corporate bonds	$3,224.5	$3,176.2			$26,889.0	$25,868.5
U.S. government bonds	87.4	85.2			163.0	225.8
Foreign government bonds	452.3	414.5			1,285.9	1,194.6
Asset/mortgage backed securities	919.0	571.4			6,090.5	5,195.6
State and municipal bonds	17.1	12.3			166.0	152.8
Preferred stocks-redeemable	42.8	72.7			106.1	132.2
Common stocks	22.9	48.1			69.8	98.4
Preferred stocks-equity	30.7	40.1			91.3	100.7

Total AFS Securities	4,796.7	4,420.5			34,861.7	32,968.6
Trading securities	2,067.8	1,924.3			3,237.4	3120.1
Mortgage loans	303.6	341.0			3,856.9	4,195.0
Real estate	191.1	112.7			191.4	112.9
Policy loans					1,870.6	1,924.4
Allocated investments	(5,473.7)	(4,904.0)
Other long-term investments	418.4	408.5			489.3	456.7

Total Investments	2,304.0	2,302.9	$(0.0)	$(0.0)	44,507.3	42,777.6

Investments In Consolidated Subs	5,545.6	5,058.0	(5,545.6)	(5,058.0)
Notes receivable from LNC	(152.9)	(382.7)	(130.0)	(136.6)
Cash and invested cash	1,383.6	1,607.5			1,661.7	1,711.2
Property and equipment	141.3	167.2			207.1	235.2
Premium and fees receivable	161.5	257.8			232.9	352.1
Accrued investment income	77.4	74.7			525.1	522.7
Assets held in separate accounts			4,897.2	3,920.0	55,204.6	46,565.2
Federal income tax recoverable				45.9		45.9
Amount recoverable from reinsurers	4,853.5	5,712.7		(248.9)	7,067.5	7,839.2
Deferred acquisition costs	1.4	1.8	120.3	91.8	3,445.0	3,147.1
Other intangible assets	5.9				112.3	79.1
Present value of in-force					1,095.2	1,196.5
Goodwill					1,195.9	1,234.7
Other	251.7	290.5	(131.4)	(102.9)	964.7	1,038.3

Total Assets	$14,572.8	$15,090.1	$(789.5)	$(1,488.7)	$116,219.3	$106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 13

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$2,268.9	$2,598.1	$15,411.3	$14,690.4			$1,442.0	$1,400.3
Health reserves			0.3	0.3			49.8	49.2
Unpaid claims - life and health	38.4	50.8	158.0	112.0			51.9	49.3
Unearned premiums
Premium deposit funds	21,336.8	21,050.4	17.1	18.4			29.7	29.5
Participating policyholders’ funds			145.3	155.1
Other policyholders’ funds			706.1	673.0
Liability related to separate accounts	40,990.1	34,459.0	2,131.1	1,795.8			7,186.2	6,390.3

Total Insurance and Inv Contract Liabilities	64,634.1	58,158.3	18,569.3	17,445.1			8,759.7	7,918.6
Federal income taxes	387.0	346.6	208.3	167.3	6.2	28.1	58.6	19.0
Notes payable to LNC	51.4	1.0		8.5
Embedded derivative - modco	80.5	85.2	2.5	(0.3)
Other liabilities	157.1	159.3	520.7	487.2	943.5	904.3	215.0	227.9
Deferred gain on indemnity reinsurance

Total Liabilities	65,310.1	58,750.4	19,300.8	18,107.8	949.7	932.3	9,033.4	8,165.5

Net unrealized gains (losses) on securities	474.8	465.6	244.2	235.1	3.1	2.9	36.2	26.8
Gains (losses) on derivatives	4.8	8.2	7.7	12.1
Foreign currency translation adjustment						1.0	136.4	90.1
Other shareholders’ equity	2,762.9	2,433.7	3,252.3	2,884.7	541.5	624.8	426.6	448.1
Minimum pension liability adjustment							(48.6)	(45.8)

Shareholders’ Equity	3,242.5	2,907.5	3,504.2	3,131.9	544.6	628.7	550.6	519.2

Total Liabilities and S/Hs’ Equity	$68,552.7	$61,657.9	$22,805.0	$21,239.8	$1,494.3	$1,561.1	$9,583.9	$8,684.7

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2004	Dec 2003	Dec 2004	Dec 2003	Dec 2004	Dec 2003
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$1,259.8	$2,123.4		$(93.9)	$20,382.0	$20,718.3
Health reserves	2,809.9	2,782.0			2,860.1	2,831.5
Unpaid claims - life and health	832.0	848.9		(2.6)	1,080.3	1,058.4
Unearned premiums	5.7	104.5			5.8	104.5
Premium deposit funds	115.6	133.7	716.0	537.4	22,215.1	21,769.3
Participating policyholders’ funds					145.3	155.1
Other policyholders’ funds	7.9	7.9			714.0	680.9
Liability related to separate accounts			4,897.2	3,920.0	55,204.6	46,565.2

Total Insurance and Inv Contract Liabilities	5,030.9	6,000.2	5,613.2	4,360.9	102,607.1	93,883.2
Federal income taxes	(583.3)	(607.6)	0.8	46.7	77.6
Short-term debt	214.4	44.4		(0.4)	214.4	44.0
Long-term debt	1,048.7	1,117.5			1,048.7	1,117.5
Junior subordinated debentures issued to affiliated trusts	339.8	341.3			339.8	341.3
Notes payable to LNC	78.6	126.8	(130.0)	(136.2)
Embedded derivative - modco	292.3	267.3			375.3	352.3
Other liabilities	3,358.4	3,192.3	(727.0)	(700.9)	4,467.8	4,270.1
Deferred gain on indemnity reinsurance	913.0	924.8			913.0	924.8

Total Liabilities	10,692.8	11,407.1	4,756.9	3,570.1	110,043.7	100,933.2

Net unrealized gains (losses) on securities	64.4	57.5		5.2	822.9	793.1
Gains (losses) on derivatives	1.6	1.8			14.0	22.1
Foreign currency translation adjustment	10.4	10.4	7.5	7.5	154.3	109.0
Other shareholders’ equity	3,815.5	3,622.6	(5,554.4)	(5,071.5)	5,244.9	4,942.6
Minimum pension liability adjustment	(11.9)	(9.3)			(60.5)	(55.1)

Shareholders’ Equity	3,880.1	3,683.1	(5,546.9)	(5,058.8)	6,175.6	5,811.6

Total Liabilities and S/Hs’ Equity	$14,572.8	$15,090.1	$(790.0)	$(1,488.7)	$116,219.3	$106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 14

Five Year Comparative Balance Sheet

Unaudited [Millions of Dollars except Common Share Data]

	2000	2001	2002	2003	2004
ASSETS
Investments
Corporate bonds	$21,249.7	$23,105.1	$25,934.7	$25,868.5	$26,889.0
U.S. government bonds	542.9	410.5	513.6	225.8	163.0
Foreign government bonds	1,321.1	1,174.7	1,110.2	1,194.6	1,285.9
Mortgage backed securities	4,160.4	3,524.7	5,015.5	5,195.6	6,090.5
State and municipal bonds	14.6	44.7	114.4	152.8	166.0
Preferred stocks-redeemable	161.2	85.9	79.0	132.2	106.1
Common stocks	436.6	319.3	228.0	98.4	69.8
Preferred stocks-equity	113.1	151.2	109.2	100.7	91.3

Total AFS Securities	27,999.5	28,816.1	33,104.7	32,968.6	34,861.7
Trading securities				3120.1	3,237.4
Mortgage loans	4,663.0	4,535.5	4,205.5	4,195.0	3,856.9
Real estate	282.0	267.9	279.7	112.9	191.4
Policy loans	1,960.9	1,939.7	1,945.6	1,924.4	1,870.6
Other long-term investments	463.3	553.8	464.4	456.7	489.3

Total Investments	35,368.6	36,113.1	39,999.9	42,777.6	44,507.3

Invest in unconsol affiliates	6.4	8.1
Investments in consol affiliates
Cash and invested cash	1,927.4	3,095.5	1,690.5	1,711.2	1,661.7
Property and equipment	228.2	257.5	242.1	235.2	207.1
Premiums and fees receivable	296.7	400.1	212.9	352.1	232.9
Accrued investment income	546.4	563.5	536.7	522.7	525.1
Assets held in separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6
Federal income taxes recoverable	234.1	55.5	317.7	45.9
Amounts recoverable from reinsurers	3,747.7	6,030.4	7,280.0	7,839.2	7,067.5
Deferred acquisition costs	3,070.5	2,866.8	2,939.7	3,147.1	3,445.0
Other intangible assets	73.7	68.6	73.0	79.1	112.3
Present value of in-force	1,483.3	1,362.5	1,250.1	1,196.5	1,095.2
Goodwill	1,286.0	1,211.8	1,233.2	1,234.7	1,195.9
Other	1,021.6	1,174.9	1,230.3	1,038.3	964.7

Total Assets	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Life and annuity reserves	$17,841.2	$17,917.0	$19,950.3	$20,718.3	$20,382.0
Health reserves	2,523.8	2,537.9	2,689.0	2,831.5	2,860.1
Unpaid claims-life and health	1,316.6	1,087.5	778.4	1,058.4	1,080.3
Unearned premiums	46.5	66.9	141.2	104.5	5.8
Premium deposit funds	17,715.5	18,585.0	20,518.8	21,769.3	22,215.1
Participating policyholders’ funds	139.4	100.2	156.7	155.1	145.3
Other policyholders’ funds	522.2	562.7	610.9	680.9	714.0
Liability related to separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6

Total Ins and Inv Contr Liabilities	90,685.1	85,690.6	81,023.6	93,883.2	102,607.1

Federal income tax liabilities					77.6
Short-term debt	312.9	350.2	153.0	44.0	214.4
Long-term debt	712.2	861.8	1,119.2	1,117.5	1,048.7
Junior subordinated debentures issued to affiliated trusts	745.0	474.7	392.7	341.3	339.8
Embedded derivative - modco				352.3	375.3
Other liabilities	2,434.7	4,216.1	4,171.5	4,270.1	4,467.8
Deferred gain on indemnity reinsurance		1,144.5	977.1	924.8	913.0

Total Liabilities	94,890.0	92,737.8	87,837.2	100,933.2	110,043.7

Unrealized gains (losses)	12.0	217.2	781.6	815.1	836.9
Foreign currency	22.0	(8.0)	50.8	109.0	154.3
Minimum pension liability adjustment		(36.0)	(97.8)	(55.1)	(60.5)
Shareholders’ equity- other	4,946.6	5,130.6	4,612.9	4,942.6	5,244.9

Total Shareholders’ Equity	4,980.6	5,303.8	5,347.5	5,811.6	6,175.6

Total Liabilities and Shareholders’ Equity	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$25.88	$27.39	$25.97	$27.69	$30.17
Common shares outstanding (in millions)	191.2	187.3	177.6	178.5	173.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 15

Quarterly Balance Sheet

Unaudited [Millions of Dollars, except Common Share Data]

	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
ASSETS
Investments
Corporate bonds	$25,934.7	$26,936.1	$28,419.3	$28,286.3	$25,868.5	$26,209.2	$25,638.1	$26,750.0	$26,889.0
U.S. government bonds	513.6	537.0	561.9	522.5	225.8	234.2	156.3	162.9	163.0
Foreign government bonds	1,110.2	1,206.6	1,349.4	1,352.9	1,194.6	1,321.0	1,223.8	1,233.8	1,285.9
Mortgage backed securities	5,015.5	4,960.1	4,754.9	4,992.7	5,195.6	5,617.0	5,524.1	5,793.4	6,090.5
State and municipal bonds	114.4	134.9	150.4	164.0	152.8	164.1	164.8	168.8	166.0
Preferred stocks - redeemable	79.0	112.0	118.5	65.6	132.2	120.9	100.7	113.9	106.1
Common stocks	228.0	145.0	146.6	131.8	98.4	97.4	92.3	86.5	69.8
Preferred stocks-equity	109.2	104.5	110.7	111.2	100.7	100.2	90.5	91.6	91.3

Total AFS Securities	33,104.7	34,136.2	35,611.8	35,626.9	32,968.6	33,864.1	32,990.5	34,400.8	34,861.7
Trading securities					3,120.1	3,191.3	3,087.9	3,223.6	3,237.4
Mortgage loans	4,205.5	4,235.5	4,314.3	4,151.5	4,195.0	3,988.5	3,865.4	3,831.3	3,856.9
Real estate	279.7	242.0	240.3	249.8	112.9	104.8	104.3	135.1	191.4
Policy loans	1,945.6	1,928.8	1,919.6	1,910.5	1,924.4	1,876.7	1,871.3	1,871.9	1,870.6
Other long-term investments	464.4	465.7	505.6	484.7	456.7	476.3	442.9	463.8	489.3

Total Investments	39,999.9	41,008.4	42,591.6	42,423.3	42,777.6	43,501.7	42,362.5	43,926.6	44,507.3

Investments in consol affiliates
Cash and invested cash	1,690.5	1,635.5	1,945.8	1,960.6	1,711.2	2,255.5	2,213.7	1,996.0	1,661.7
Property and equipment	242.1	239.4	239.1	237.3	235.2	229.5	225.5	217.7	207.1
Premiums and fees receivable	212.9	194.0	396.0	306.5	352.1	337.5	265.2	248.8	232.9
Accrued investment income	536.7	567.2	555.1	560.2	522.7	547.9	543.7	573.2	525.1
Assets held in separate accounts	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6
Federal income taxes recoverable	317.7	89.1			45.9		204.0
Amount recoverable from reinsurers	7,280.0	7,323.5	7,377.1	7,537.9	7,839.2	7,865.7	7,138.7	7,031.9	7,067.5
Deferred acquisition costs	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0	3,521.4	3,326.8	3,445.0
Other intangible assets	73.0	74.2	74.7	75.5	79.1	85.8	93.6	98.7	112.3
Present value of in-force	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0	1,155.8	1,103.9	1,095.2
Goodwill	1,233.2	1,233.0	1,233.6	1,233.7	1,234.7	1,235.2	1,235.0	1,195.0	1,195.9
Other	1,230.3	1,250.6	1,295.9	1,134.9	1,038.3	1,074.2	1,015.1	1,000.7	964.7

Total Assets	$93,184.6	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$19,950.3	$20,025.6	$20,194.5	$20,459.2	$20,718.3	$20,882.5	$20,324.0	$20,213.0	$20,382.0
Health reserves	2,689.0	2,689.9	2,703.3	2,657.9	2,831.5	2,822.1	2,841.1	2,797.1	2,860.1
Unpaid claims - life and health	778.4	763.1	997.1	1,041.2	1,058.4	1,076.8	1,083.5	1,067.0	1,080.3
Unearned premiums	141.2	141.1	24.0	26.9	104.5	104.3	9.3	7.5	5.8
Premium deposit funds	20,518.8	21,070.5	21,437.7	21,680.2	21,769.3	21,827.4	22,017.0	22,218.9	22,215.1
Participating policyholders’ funds	156.7	166.3	193.8	179.2	155.1	171.1	165.9	165.2	145.3
Other policyholders’ funds	610.9	607.1	621.8	671.5	680.9	688.1	698.5	703.4	714.0
Liab related to separate accounts	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6

Total Ins and Inv Contr Liabilities	81,023.6	80,238.8	86,115.0	87,999.6	93,883.2	96,130.3	96,483.1	96,830.1	102,607.1
Federal income taxes			72.0	37.1		108.1		83.8	77.6
Short-term debt	153.0	125.4	83.4	76.5	44.0	38.0	30.0	0.0	214.4
Long-term debt	1,119.2	1,118.6	1,121.4	1,118.5	1,117.5	1,317.7	1,313.7	1,315.4	1,048.7
Junior subordinated debentures issued to affiliated trusts	392.7	390.8	397.1	333.6	341.3	344.7	337.6	341.1	339.8
Notes payable to LNC	(0.0)	0.2	(0.0)	0.0	(0.0)	0.0	(0.0)	(0.0)	(0.0)
Embedded derivative - modco					352.3	440.6	252.6	365.5	375.3
Other liabilities	4,171.5	4,214.8	4,989.0	4,724.8	4,270.1	4,440.4	4,493.6	4,537.9	4,467.8
Deferred gain on indemnity reinsurance	977.1	959.0	938.9	949.0	924.8	906.6	888.4	932.4	913.0

Total Liabilities	87,837.2	87,047.6	93,716.9	95,239.1	100,933.2	103,726.4	103,799.0	104,406.3	110,043.7

Unrealized gains on investments	753.3	872.0	1,117.8	804.5	793.1	1,038.0	412.0	780.1	822.9
Gains - derivatives	28.3	25.0	28.8	23.2	22.1	29.0	18.5	19.8	14.0
Foreign currency	50.8	39.8	68.4	67.0	109.0	128.9	120.8	116.9	154.3
Minimum pension liability	(97.8)	(97.2)	(98.8)	(99.0)	(55.1)	(56.6)	(56.0)	(55.8)	(60.5)
Shareholders’ equity- other	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9

Total Shareholders’ Equity	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6

Total Liabilities and Shareholders’ Equity	$93,184.6	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$25.97	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23	$30.17
Common shares outstanding (in millions)	177.6	177.7	178.0	178.3	178.5	178.8	176.2	174.8	173.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 16

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Premiums	$64.3	$77.5	$47.4	$21.9	$33.0
Surrender charges	41.8	31.2	31.2	28.9	25.0
Expense assessments	591.3	508.6	446.2	441.9	580.5
Other revenue and fees	11.0	16.7	3.3	8.7	(6.3)
Net investment income	1,430.5	1,399.1	1,457.5	1,483.7	1,495.9
Realized gains (losses) on investments	(5.2)	(64.5)	(196.6)	(12.5)	(32.3)
Gains (losses) on derivatives		(0.3)	(1.2)	(6.6)	(11.5)
Gain (loss) on reinsurance derivative/trading account securities				2.8	0.8
Mark-to-market adjustment on reclassification from AFS to trading account securities				86.0

Total Revenue	2,133.7	1,968.3	1,787.7	2,054.7	2,085.1

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	254.7	263.9	314.1	181.5	189.9
Interest credited to policy bal.	866.1	863.8	903.8	867.7	836.0
Def. sales inducements net of amortization		(12.1)	(12.6)	(14.1)	(40.6)

Total insurance benefits	1,120.8	1,115.7	1,205.3	1,035.1	985.2
Underwriting, acquisition, insurance and other expenses
Commissions	326.8	336.3	320.8	318.5	423.5
Other volume related expenses	52.0	49.7	64.6	67.5	163.2
Operating and administrative expenses	206.6	231.8	231.3	226.2	231.7
Restructuring charges		2.0	1.6	20.1	5.4
Taxes, licenses and fees	9.3	13.7	11.5	17.7	14.6

Subtotal	594.8	633.6	629.8	650.0	838.4
Deferral of acquisition costs		(227.8)	(229.0)	(223.4)	(421.9)
DAC amortization		124.4	155.4	120.4	174.0

DAC deferral net of amortization	(37.5)	(103.4)	(73.6)	(103.0)	(247.9)
PVIF amortization	24.2	14.7	31.8	9.5	20.0

Total underwriting, acquisition, insurance and other expenses	581.5	544.9	587.9	556.5	610.5
Goodwill amortization	(0.6)	1.2			(0.0)

Total Benefits and Expenses	1,701.7	1,661.8	1,793.3	1,591.7	1,595.9

Income (Loss) Before Federal Income Tax and Cumulative Effect of Accounting Change	432.0	306.5	(5.6)	463.0	489.2
Federal income taxes	77.3	34.1	(59.3)	98.9	106.1

Income Before Cumulative Effect of Accounting Change	354.7	272.4	53.7	364.1	383.1

Cumulative effect of accounting change		(7.3)		(63.6)	(21.8)

Net Income	$354.7	$265.1	$53.7	$300.5	$361.4

Less:
Restructuring charges		(1.3)	(1.0)	(13.1)	(3.5)
Realized gains (losses) on investments	(3.4)	(42.3)	(127.8)	(8.2)	(21.1)
Gains (losses) on derivatives		(0.2)	(0.8)	(4.3)	(7.4)
Net gain (loss) on reinsurance derivative/trading account securities				1.8	0.6
Mark-to-market adjustment on reclassification from AFS to trading account securities				55.9
Cumulative effect of accounting change		(7.3)		(63.6)	(21.8)

Income from Operations	$358.1	$316.2	$183.4	$331.9	$414.6

Effective tax rate on Income from Operations	18.1%	15.3%	5.4%	19.7%	22.9%

Revenue	$2,133.7	$1,968.3	$1,787.7	$2,054.7	$2,085.1
Less:
Realized gains (losses) on investments	(5.2)	(64.5)	(196.6)	(12.5)	(32.3)
Gains (losses) on derivatives		(0.3)	(1.2)	(6.6)	(11.5)
Gain (loss) on reinsurance derivative/trading account securities				2.8	0.8
Mark-to-market adjustment on reclassification from AFS to trading account securities				86.0

Operating Revenue	$2,138.9	$2,033.1	$1,985.5	$1,985.1	$2,128.0

Average capital	$1,602.9	$1,831.4	$2,339.6	$2,400.3	$2,589.1
Net Income return on average capital	22.1%	14.5%	2.3%	12.5%	14.0%
Income from operations return on average capital	22.3%	17.3%	7.8%	13.8%	16.0%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period		$812.5	$894.3	$824.7	$854.6
Deferral		227.8	229.0	223.4	421.9
Amortization		(124.4)	(155.4)	(120.4)	(174.0)

Included in Total Benefits and Expenses		103.4	73.6	103.0	247.9
Adjustment related to realized (gains) losses on available-for-sale securities		68.2	73.0	(18.7)	(28.3)
Adjustment related to unrealized (gains) losses on available-for-sale securities		(90.0)	(201.3)	(54.3)	8.3
Other*		0.2	(14.8)
Cumulative effect of accounting change					(42.3)

Balance at end-of-period		$894.3	$824.7	$854.6	$1,040.4

Roll Forward of Present Value of In-Force

Balance at beginning-of-period		$169.2	$154.5	$122.7	$113.2
Amortization		(14.7)	(31.8)	(9.5)	(20.0)
Cumulative effect of accounting change					(0.6)

Balance at end-of-period		$154.5	$122.7	$113.2	$92.6

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 17

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue
Premiums	$8.7	$5.5	$3.0	$7.8	$5.6	$6.5	$7.4	$9.2	$9.9
Surrender charges	7.4	6.9	8.5	7.4	6.2	5.9	6.0	6.7	6.4
Expense assessments	100.6	97.6	104.3	115.2	124.8	137.3	140.9	145.2	157.1
Other revenue and fees	2.7	(1.4)	1.3	8.3	0.5	(0.8)	(2.1)	(1.3)	(2.0)
Net investment income	378.3	367.0	369.8	377.4	369.5	379.0	382.3	366.5	368.0
Realized gains (losses) on investments	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)	(21.2)	9.1
Gains (losses) on derivatives	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)	(3.1)	(1.9)
Gain (loss) on reinsurance derivative/trading account securities					2.8	(2.1)	7.4	(3.0)	(1.4)
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Total Revenue	451.4	397.8	486.4	536.3	634.2	516.5	524.5	499.0	545.1

Benefits and Expenses
Benefits paid or provided:
Benefits	78.4	65.0	34.8	44.6	37.1	54.1	52.0	40.5	43.4
Interest credited to policy balances	231.7	220.1	217.1	216.5	214.0	207.8	208.0	209.9	210.4
Def. sales inducements net of amortization	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)

Total insurance benefits	306.9	281.8	249.5	258.2	245.5	252.8	250.2	240.0	242.2
Underwriting, acquisition, insurance and other expenses:
Commissions	72.8	66.8	74.2	80.7	96.8	102.9	106.2	103.5	110.9
Other volume related expenses	18.1	14.0	14.7	16.1	22.8	38.8	40.7	37.8	45.8
Operating and administrative expenses	69.9	54.0	56.6	57.0	58.5	51.7	58.1	62.4	59.4
Restructuring charges			6.2	8.4	5.5	1.8	1.8	2.6	(0.7)
Taxes, licenses and fees	(0.5)	5.7	4.3	3.7	4.0	5.2	3.7	3.2	2.5

Subtotal	160.4	140.4	156.0	166.0	187.6	200.5	210.4	209.5	218.0
Deferral of acquisition costs	(50.9)	(43.6)	(47.4)	(58.9)	(73.5)	(101.9)	(105.5)	(101.5)	(112.9)
DAC amortization	28.4	30.1	27.2	31.6	31.5	41.5	44.4	24.2	63.9

DAC deferral net of amortization	(22.5)	(13.5)	(20.2)	(27.2)	(42.0)	(60.4)	(61.2)	(77.3)	(49.0)
PVIF amortization	20.0	2.3	2.1	3.3	1.8	3.3	2.9	11.5	2.3

Total underwriting, acquisition, insurance and other expenses	157.9	129.2	137.9	142.1	147.4	143.4	152.2	143.7	171.3

Total Benefits and Expenses	464.8	411.0	387.4	400.3	392.9	396.2	402.4	383.7	413.6

Income (Loss) Before Federal Income Tax and Cumulative Effect of Accounting Change	(13.4)	(13.3)	99.0	135.9	241.4	120.3	122.1	115.3	131.5

Federal income taxes	(18.4)	(20.1)	17.3	33.9	67.9	26.7	28.0	24.5	26.9

Income Before Cumulative Effect of Accounting Change	5.0	6.9	81.7	102.0	173.5	93.6	94.2	90.8	104.6

Cumulative effect of accounting change					(63.6)	(21.8)

Net Income	$5.0	$6.9	$81.7	$102.0	$109.9	$71.8	$94.2	$90.8	$104.6

Less:
Restructuring charges			(4.0)	(5.5)	(3.6)	(1.2)	(1.2)	(1.7)	0.5
Realized gains (losses) on investments	(30.4)	(50.3)	1.0	12.1	29.1	(3.7)	(9.4)	(13.6)	5.7
Gains (losses) on derivatives		(0.2)	(1.4)	1.1	(3.8)	(2.4)	(1.8)	(2.0)	(1.2)
Net gain (loss) on reinsurance
derivative/trading account securities					1.8	(1.4)	4.8	(2.0)	(0.8)
Mark-to-market adjustment on reclassification
from AFS to trading account securities					55.9
Cumulative effect of accounting change					(63.6)	(21.8)

Income from Operations	$35.4	$57.4	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5

Effective tax rate on Income from Operations	(8.1)%	11.0%	18.6%	24.0%	21.1%	23.5%	24.0%	24.1%	19.7%

Revenue	$451.4	$397.8	$486.4	$536.3	$634.2	$516.5	$524.5	$499.0	$545.1
Less:
Realized gains (losses) on investments	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)	(21.2)	9.1
Gains (losses) on derivatives	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)	(3.1)	(1.9)
Gain (loss) on reinsurance
derivative/trading account securities					2.8	(2.1)	7.4	(3.0)	(1.4)
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Operating Revenue	$497.6	$475.5	$487.0	$516.0	$506.6	$528.0	$534.4	$526.2	$539.4

Average capital	$2,504.9	$2,526.7	$2,262.3	$2,386.7	$2,425.4	$2,532.6	$2,575.1	$2,560.5	$2,688.4
Net Income return on average capital	0.8%	1.1%	14.4%	17.1%	18.1%	11.3%	14.6%	14.2%	15.6%
Income from operations return on average capital	5.7%	9.1%	15.2%	15.8%	15.5%	16.1%	15.8%	17.2%	14.9%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$816.0	$824.7	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6
Deferral	50.9	43.6	47.4	58.9	73.5	101.9	105.5	101.5	112.9
Amortization	(28.4)	(30.1)	(27.2)	(31.6)	(31.5)	(41.5)	(44.4)	(24.2)	(63.9)

Included in Total Benefits and Expenses	22.5	13.5	20.2	27.2	42.0	60.4	61.2	77.3	49.0
Adjustment related to realized (gains) losses on available-for-sale securities	16.1	21.8	7.9	(31.8)	(16.7)	(10.2)	(6.0)	(1.8)	(10.3)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(29.9)	(73.9)	(197.9)	109.9	107.6	(113.9)	252.4	(147.2)	17.0
Other
Cumulative effect of accounting change						(42.3)

Balance at end-of-quarter	$824.7	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$142.7	$122.7	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9
Amortization	(20.0)	(2.3)	(2.1)	(3.3)	(1.8)	(3.3)	(2.9)	(11.5)	(2.3)
Cumulative effect of accounting change						(0.6)

Balance at end-of-quarter	$122.7	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 18

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Fixed Annuities-Bal Beg-of-Year	$18.210	$16.615	$18.004	$20.087	$21.220

Gross Deposits	2.074	3.342	3.672	3.125	3.110
Withdrawals (incl charges) & deaths	(3.283)	(2.448)	(2.637)	(2.074)	(2.227)

Net flows	(1.209)	0.894	1.035	1.051	0.884
Transfer from (to) var annuities	(1.329)	(0.428)	0.108	(0.817)	(1.395)
Interest credited	0.944	0.923	0.940	0.899	0.856
Fixed Annuities-Gross	16.615	18.004	20.087	21.220	21.565
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)

Fixed Annuities-Bal End-of-Year	$15.394	$16.491	$18.085	$18.868	$19.268

Fixed Annuities Incremental Deposits *	$1.918	$3.213	$3.600	$3.067	$3.046

Variable Annuities-Bal Beg-of-Year	$41.493	$39.427	$34.638	$27.438	$35.786
Gross Deposits	3.165	3.067	2.743	3.119	5.910
Withdrawals (incl charges) & deaths	(4.830)	(3.856)	(3.325)	(3.162)	(3.871)

Net flows	(1.665)	(0.789)	(0.582)	(0.044)	2.038
Transfer from (to) fixed annuities	1.320	0.428	(0.122)	0.809	1.356
Invest inc & change in mkt value	(1.721)	(4.428)	(6.497)	7.583	4.043

Var Annuities-Bal End-of-Year	$39.427	$34.638	$27.438	$35.786	$43.223

Variable Annuities Incremental Deposits *	$2.667	$2.624	$2.569	$3.019	$5.755

Total Annuities-Bal Beg-of-Year	$59.703	$56.042	$52.642	$47.525	$57.006

Gross Deposits	5.239	6.409	6.415	6.244	9.020
Withdrawals (incl charges) & deaths	(8.113)	(6.304)	(5.962)	(5.236)	(6.098)

Net flows	(2.874)	0.105	0.453	1.007	2.922
Transfers	(0.009)		(0.013)	(0.008)	(0.039)
Interest credited & change in mkt value	(0.777)	(3.505)	(5.558)	8.482	4.899

Total Gross Annuities-Bal End-of-Year	56.042	52.642	47.525	57.006	64.788

Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)

Total Annuities (Net of Ceded) - Bal End-of-Year	$54.821	$51.129	$45.522	$54.653	$62.490

Total Annuities Incremental Deposits *	4.585	5.837	6.169	6.086	8.802

Var Ann Under Agree - Included above	0.941	1.077	1.186	2.166	3.127

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.459	$1.712	$1.844	$1.415	$1.026
Withdrawals	(2.271)	(1.604)	(1.473)	(0.934)	(1.119)

Net Flows	$(1.812)	$0.108	$0.371	$0.481	$(0.093)

Gross Fixed Account Values			$10.475	$11.440	$11.820
Reinsurance Ceded			(2.003)	(2.353)	(2.297)

Net Fixed Account Values			$8.473	$9.087	$9.522

Variable Annuities - including fixed portion of variable contracts
Deposits	$4.780	$4.697	$4.571	$4.829	$7.994
Withdrawals	(5.842)	(4.700)	(4.489)	(4.302)	(4.979)

Net Flows	$(1.062)	$(0.003)	$0.082	$0.527	$3.015

Variable Account Values			$37.050	$45.567	$52.969

Fixed Portion of Variable Contracts
Deposits	$1.615	$1.630	$1.828	$1.710	$2.085
Withdrawals	(1.012)	(0.844)	(1.164)	(1.140)	(1.108)

Net Flows	$0.603	$0.786	$0.664	$0.570	$0.977

Fixed Portion of Variable Account Values			$9.612	$9.781	$9.746

Average Daily Variable Account Values	$41.776	$35.573	$30.826	$30.372	$38.322

Annuity Product Spread Information (1)

Net Investment Income (2)	7.38%	7.38%	6.98%	6.41%	6.28%
Interest Credited to Policyholders	5.24%	5.33%	4.87%	4.25%	3.92%

Spread (2)	2.14%	2.05%	2.11%	2.16%	2.37%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002
(3)	2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 19

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Fixed Annuities-Bal Beg-of-Quarter	$18.005	$18.179	$18.680	$19.563	$20.088	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633

Gross Deposits	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779	0.783	0.732
Withdrawals (incl charges) & deaths	(0.730)	(0.551)	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)

Net flows	0.176	0.302	0.265	0.291	0.253	0.277	0.286	0.235	0.246	0.264	0.228	0.145
Transfer from (to) var annuities	(0.232)	(0.032)	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)
Interest credited	0.230	0.231	0.238	0.240	0.226	0.226	0.225	0.223	0.213	0.211	0.215	0.216
Fixed Annuities-Gross	18.179	18.680	19.563	20.088	20.612	20.864	21.132	21.221	21.281	21.476	21.633	21.565
Reinsurance Ceded	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)

Fixed Annuities-Bal End-of-Quarter	$16.534	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268

Fixed Annuities Incremental Deposits *	$0.881	$0.839	$1.072	$0.808	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718

Variable Annuities-Bal Beg-of-Quarter	$34.638	$35.150	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698

Gross Deposits	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655
Withdrawals (incl charges) & deaths	(0.896)	(0.866)	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)	(0.941)	(0.988)	(0.936)	(1.006)

Net flows	(0.088)	(0.079)	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300	0.465	0.436	0.488	0.649
Transfer from (to) fixed annuities	0.234	0.032	(0.388)	0.000	(0.048)	0.249	0.243	0.365	0.400	0.266	0.262	0.427
Invest inc & change in mkt value	0.366	(3.897)	(4.679)	1.713	(0.759)	3.912	1.018	3.412	0.968	0.076	(0.450)	3.448

Var Annuities-Bal End-of-Quarter	$35.150	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698	$43.223

Variable Annuities Incremental Deposits *	$0.725	$0.744	$0.573	$0.528	$0.629	$0.560	$0.776	$1.053	$1.370	$1.381	$1.380	$1.624

Total Annuities - Bal Beg-of-Quarter	$52.643	$53.329	$49.887	$45.505	$47.525	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331

Gross Deposits	1.714	1.640	1.694	1.368	1.424	1.363	1.578	1.879	2.223	2.203	2.207	2.387
Withdrawals (incl charges) & deaths	(1.626)	(1.417)	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)

Net flows	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701	0.716	0.794
Transfers	0.002	0.000	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)
Interest credited & change in mkt value	0.596	(3.666)	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665
Total Gross Annuities - Bal End-of-Quarter	53.329	49.887	45.505	47.525	47.086	51.321	52.842	57.007	58.900	59.875	60.331	64.788
Reinsurance Ceded	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)

Total Annuities (Net of Ceded) - Bal End-of-Qtr	$51.684	$48.117	$43.592	$45.523	$45.011	$49.152	$50.577	$54.654	$56.550	$57.542	$58.016	$62.491

Total Annuities Incremental Deposits *	1.606	1.583	1.645	1.336	1.382	1.328	1.543	1.833	2.165	2.148	2.146	2.342

Var Ann Under Agree - Included above	1.207	1.175	1.083	1.186	1.355	1.637	1.820	2.166	2.463	2.618	2.692	3.127
* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.505	$0.430	$0.559	$0.351	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192
Withdrawals	(0.463)	(0.267)	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)

Net Flows	$0.042	$0.163	$0.042	$0.123	$0.160	$0.121	$0.106	$0.094	$0.096	($0.013)	($0.066)	($0.110)

Gross Fixed Account Values	9.761	$10.048	$10.219	$10.475	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820
Reinsurance Ceded	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)

Net Fixed Account Values	$8.116	$8.278	$8.306	$8.473	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522

Variable Annuities - including fixed portion of variable contracts
Deposits	$1.209	$1.210	$1.135	$1.017	$1.056	$1.007	$1.234	$1.532	$1.859	$1.954	$1.986	$2.195
Withdrawals	(1.163)	(1.150)	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)	(1.243)	(1.241)	(1.204)	(1.291)

Net Flows	$0.046	$0.060	$0.026	($0.049)	($0.065)	($0.022)	$0.172	$0.442	$0.616	$0.713	$0.782	$0.904

Variable Account Values	$43.568	$39.839	$35.286	$37.050	$36.327	$40.320	$41.616	$45.567	$47.251	$48.120	$48.521	$52.969

Fixed Portion of Variable Contracts
Deposits	$0.401	$0.423	$0.532	$0.472	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540
Withdrawals	(0.267)	(0.284)	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)

Net Flows	$0.134	$0.139	$0.223	$0.169	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255

Fixed Portion of Variable Account Values	$8.418	$8.632	$9.344	$9.612	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746

Average Daily Variable Account Values	$34.341	$33.502	$28.023	$27.431	$26.907	$29.195	$31.490	$33.897	$37.160	$37.565	$37.675	$40.889

Annuity Product Spread Information (1)

Net Investment Income (2)(3)	7.15%	7.11%	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%
Interest Credited to Policyholders	5.14%	4.92%	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%

Spread (2)(3)	2.01%	2.18%	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 3 bps in the 4th quarter of 2003.
(3)	1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 20

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Premiums	$227.3	$212.4	$203.8	$194.9	$194.0
Surrender charges	66.4	66.1	54.1	53.6	51.8
Mortality assessments	465.2	499.4	501.5	516.7	518.7
Expense assessments	191.8	191.4	199.5	201.8	208.6
Other revenue and fees	14.2	17.9	23.7	28.0	31.4
Net investment income	871.5	910.2	899.1	911.1	948.4
Realized gains (losses) on investments	(17.4)	(57.6)	(98.2)	3.6	(13.3)
Gains (losses) on derivatives		0.7	1.5	(3.6)	0.1
Gain (loss) on reinsurance derivative/trading account securities				(0.6)	(2.8)

Total Revenue	1,819.0	1,840.6	1,785.0	1,905.5	1,936.9

Benefits and Expenses
Benefits paid or provided:
Benefits	411.5	418.6	427.4	416.0	404.0
Div accum & div to policyholders	80.8	78.5	76.0	81.6	77.4
Interest credited to policy bal.	525.4	569.9	598.6	598.2	579.7

Total insurance benefits	1,017.8	1,067.0	1,101.9	1,095.8	1,061.2
Underwriting, acquisition, insurance and other expenses:
Commissions	152.8	142.1	139.8	141.8	136.5
Other volume related expenses	200.9	176.4	190.4	208.3	194.7
Operating and administrative expenses	169.4	166.8	162.2	166.2	168.6
Restructuring Charges		5.4		19.5	4.8
Taxes, licenses and fees	48.5	49.2	53.2	62.2	49.1
Par policyholder interests	1.1

Subtotal	572.7	539.9	545.6	598.0	553.7
Deferral of acquisition costs		(324.8)	(336.5)	(370.8)	(365.2)
DAC amortization		95.0	105.8	135.5	213.0

DAC deferral net of amortization	(286.5)	(229.8)	(230.7)	(235.2)	(152.2)
PVIF amortization	103.7	75.9	73.9	81.4	82.2

Total underwriting, acquisition, insurance and other expenses	389.9	385.9	388.8	444.2	483.7
Goodwill amortization	23.7	23.7

Total Benefits and Expenses	1,431.4	1,476.6	1,490.8	1,540.1	1,544.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	387.6	364.0	294.2	365.4	392.0

Federal income taxes	141.6	129.2	88.1	113.9	125.3

Income Before Cumulative Effect of Accounting Change	246.0	234.8	206.1	251.5	266.7

Cumulative effect of accounting changes		(5.5)		0.6	(2.7)

Net Income	$246.0	$229.3	$206.1	$252.1	$264.0

Less:
Restructuring charges		(3.5)		(12.7)	(3.1)
Realized gains (losses) on investments	(10.7)	(38.5)	(63.8)	2.3	(8.7)
Gains (losses) on derivatives		1.6	1.0	(2.3)	0.1
Net gain (loss) on reinsurance derivative/trading account securities				(0.4)	(1.8)
Cumulative effect of accounting change		(5.5)		0.6	(2.7)

Income from Operations	$256.7	$275.3	$269.0	$264.5	$280.3

Effective tax rate on Income from Operations	36.6%	35.4%	31.2%	31.4%	32.1%

Revenue	$1,819.0	$1,840.6	$1,785.0	$1,905.5	$1,936.9
Less:
Realized gains (losses) on investments	(17.4)	(57.6)	(98.2)	3.6	(13.3)
Gains (losses) on derivatives		0.7	1.5	(3.6)	0.1
Gain (loss) on reinsurance derivative/trading account securities				(0.6)	(2.8)

Operating Revenue	$1,836.4	$1,897.5	$1,881.7	$1,906.1	$1,952.9

Average capital	$2,641.3	$2,734.4	$2,846.3	$2,849.9	$3,036.1
Net Income return on average capital	9.3%	8.4%	7.2%	8.8%	8.7%
Income from operations return on average capital	9.7%	10.1%	9.4%	9.3%	9.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period		$1,079.3	$1,265.7	$1,424.5	$1,578.3
Deferral		324.8	336.5	370.8	365.2
Amortization		(95.0)	(105.8)	(135.5)	(213.0)

Included in Total Benefits and Expenses		229.8	230.7	235.2	152.2
Adjustment related to realized (gains) losses on available-for-sale securities		43.0	39.7	(31.9)	(16.1)
Adjustment related to unrealized (gains) losses on available-for-sale securities		(89.0)	(130.9)	(49.5)	(25.6)
Other*		2.5	19.3		3.2

Balance at end-of-period		$1,265.7	$1,424.5	$1,578.3	$1,691.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-period		$1,040.5	$963.9	$890.0	$808.6
Amortization		(75.9)	(73.9)	(81.4)	(82.2)
Other		(0.7)

Balance at end-of-period		$963.9	$890.0	$808.6	$726.5

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. Year-to-date 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 21

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue
Premiums	$56.4	$47.8	$49.7	$45.2	$52.2	$47.9	$48.3	$44.3	$53.6
Surrender charges	15.5	11.4	12.4	13.7	16.1	13.8	12.7	11.1	14.2
Mortality assessments	127.3	129.7	128.4	130.2	128.4	128.5	129.6	130.1	130.5
Expense assessments	56.3	48.3	49.6	48.9	55.0	49.8	51.0	49.8	58.0
Other revenue and fees	6.2	5.8	7.3	6.4	8.4	7.8	8.2	7.3	8.1
Net investment income	223.3	227.6	229.0	226.4	228.1	235.7	234.9	238.4	239.4
Realized gains (losses) on investments	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)	(2.6)	(1.0)
Gains (losses) on derivatives	0.1	(0.5)	0.3	(0.3)	(3.1)			0.1
Gain (loss) on reinsurance derivative/trading account securities					(0.6)	(0.3)		(1.8)	(0.7)

Total Revenue	479.6	457.5	474.0	468.9	505.0	479.2	478.9	476.8	502.0

Benefits and Expenses
Benefits paid or provided:
Benefits	114.6	103.8	110.5	118.5	83.2	97.4	104.4	95.8	106.4
Div accum & div to policyholders	22.8	14.4	17.6	15.9	33.8	18.5	18.6	16.7	23.6
Interest credited to policy bal.	150.7	150.1	149.8	150.7	147.5	144.8	143.9	143.8	147.1

Total insurance benefits	288.0	268.3	277.9	285.1	264.5	260.7	267.0	256.3	277.2
Underwriting, acquisition, insurance and other expenses:
Commissions	38.6	32.4	30.7	34.4	44.3	31.4	28.2	34.8	42.0
Other volume related expenses	58.3	54.2	43.2	48.3	62.6	46.5	44.8	45.9	57.4
Operating and administrative expenses	44.7	40.6	38.5	41.7	45.4	38.5	40.7	46.5	42.9
Restructuring charges		5.5	7.3	2.5	4.2	2.7	0.5	0.9	0.7
Taxes, licenses and fees	11.5	14.4	13.8	16.1	18.0	12.4	11.5	12.8	12.5

Subtotal	153.2	147.1	133.4	143.0	174.4	131.6	125.8	140.9	155.4
Deferral of acquisition costs	(101.4)	(91.0)	(79.7)	(88.0)	(112.1)	(83.7)	(81.1)	(90.8)	(109.7)
DAC amortization	36.3	47.0	29.5	21.1	38.0	48.7	43.8	64.9	55.7

DAC deferral net of amortization	(65.1)	(44.0)	(50.2)	(66.9)	(74.1)	(35.0)	(37.3)	(25.9)	(54.0)
PVIF amortization	17.4	17.4	17.2	26.9	19.9	18.5	17.5	29.8	16.4

Total underwriting, acquisition, insurance and other expenses	105.5	120.5	100.4	103.0	120.2	115.1	105.9	144.9	117.7

Total Benefits and Expenses	393.6	388.8	378.3	388.1	384.8	375.8	372.9	401.2	394.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	86.0	68.7	95.7	80.8	120.3	103.4	106.0	75.5	107.1

Federal income taxes	26.5	20.2	30.1	24.9	38.7	33.1	34.0	23.5	34.7

Income Before Cumulative Effect of Accounting Change	59.5	48.5	65.6	55.8	81.6	70.3	72.0	52.0	72.4

Cumulative effect of accounting change					0.6	(2.7)

Net Income	$59.5	$48.5	$65.6	$55.8	$82.2	$67.5	$72.0	$52.0	$72.4

Less:
Restructuring charges		(3.6)	(4.7)	(1.6)	(2.7)	(1.8)	(0.4)	(0.6)	(0.4)
Realized gains (losses) on investments	(3.6)	(8.1)	(1.9)	(1.1)	13.4	(2.6)	(3.8)	(1.7)	(0.7)
Gains (losses) on derivatives	0.1	(0.5)	0.4	(0.2)	(2.0)			0.1
Net gain (loss) on reinsurance derivative/trading account securities					(0.4)	(0.2)		(1.2)	(0.4)
Cumulative effect of accounting change					0.6	(2.7)

Income from Operations	$63.1	$60.7	$71.8	$58.7	$73.4	$74.8	$76.2	$55.4	$74.0

Effective tax rate on Income from Operations	31.0%	30.6%	31.8%	31.1%	31.8%	32.2%	32.2%	31.4%	32.4%

Revenue	$479.6	$457.5	$474.0	$468.9	$505.0	$479.2	$478.9	$476.8	$502.0
Less:
Realized gains (losses) on investments	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)	(2.6)	(1.0)
Gains (losses) on derivatives	0.1	(0.5)	0.3	(0.3)	(3.1)			0.1
Gain (loss) on reinsurance derivative/trading account securities					(0.6)	(0.3)		(1.8)	(0.7)

Operating Revenue	$485.0	$470.7	$476.2	$470.8	$488.2	$483.4	$484.8	$481.1	$503.7

Average capital	$2,851.5	$2,864.2	$2,792.7	$2,849.0	$2,893.7	$2,927.4	$2,993.5	$3,086.4	$3,137.0
Net Income return on average capital	8.3%	6.8%	9.4%	7.8%	11.4%	9.2%	9.6%	6.7%	9.2%
Income from operations return on average capital	8.8%	8.5%	10.3%	8.2%	10.1%	10.2%	10.2%	7.2%	9.4%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$1,362.2	$1,424.5	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4
Deferral	101.4	91.0	79.7	88.0	112.1	83.7	81.1	90.8	109.7
Amortization	(36.3)	(47.0)	(29.5)	(21.1)	(38.0)	(48.7)	(43.8)	(64.9)	(55.7)

Included in Total Benefits and Expenses	65.1	44.0	50.2	66.9	74.1	35.0	37.3	25.9	54.0
Adjustment related to realized (gains) losses on available-for-sale securities	1.0	7.0	(0.3)	(27.6)	(11.0)	(3.8)	(2.4)	(5.1)	(5.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(3.7)	(27.9)	(116.3)	62.8	31.9	(77.6)	165.0	(109.0)	(3.7)
Other*						3.0	0.2	(0.1)	0.2

Balance at end-of-quarter	$1,424.5	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$907.4	$890.1	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8
Amortization	(17.4)	(17.4)	(17.2)	(26.9)	(19.9)	(18.5)	(17.5)	(29.8)	(16.4)
Other	0.1	0.1

Balance at end-of-quarter	$890.1	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5

*	First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 22

Life Insurance Segment

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$195.1	$184.7	$356.9	$417.0	$401.1
MoneyGuard	94.1	107.9	138.4	224.7	244.5

Total	289.3	292.7	495.3	641.6	645.6
Variable Universal Life	218.7	228.6	134.5	79.4	84.8
Whole Life	22.4	26.3	30.3	34.4	41.2
Term	41.9	30.8	32.3	40.2	41.0

Total Retail	572.3	578.4	692.3	795.7	812.6
Corporate Owned Life Insurance (COLI)	87.0	47.3	88.1	125.6	73.7

Total	$659.3	$625.6	$780.4	$921.3	$886.2

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$200.6	$196.1	$201.7	$223.5	$209.3
Lincoln Financial Distributors	444.7	413.0	556.3	631.9	623.7
Other*	14.0	16.6	22.4	65.8	53.2

Total by Distribution	$659.3	$625.6	$780.4	$921.3	$886.2

Life Insurance In-Force (Billions)
Universal Life & Other	$115.872	$121.168	$126.016	$129.623	$132.120
Term Insurance	100.130	113.226	127.880	151.717	172.459

Total Life Segment In-Force	$216.002	$234.394	$253.896	$281.340	$304.579

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$57.4	$63.8	$98.0	$137.8	$84.5	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1	$114.5
MoneyGuard	29.0	35.1	34.9	39.3	46.3	48.9	58.2	71.4	56.2	61.1	60.7	66.6

Total	86.4	98.9	132.9	177.1	130.8	142.7	172.3	195.9	151.9	161.8	150.8	181.1
Variable Universal Life	39.0	42.4	26.1	27.0	24.4	14.1	16.6	24.4	22.5	17.7	17.2	27.5
Whole Life	5.2	6.4	7.7	11.0	6.5	7.1	8.5	12.3	10.8	7.6	9.7	13.1
Term	8.7	8.1	7.3	8.1	9.1	9.6	10.5	10.9	10.5	10.6	10.4	9.4

Total Retail	139.4	155.8	174.0	223.2	170.7	173.5	208.0	243.5	195.6	197.8	188.1	231.2
Corporate Owned Life Insurance (COLI)	6.9	46.6	7.8	26.8	10.6	61.8	23.7	29.6	14.2	9.9	29.2	20.4

Total	$146.3	$202.4	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$41.5	$48.3	$46.9	$64.9	$42.1	$46.8	$66.2	68.5	$47.7	$47.2	$48.2	$66.1
Lincoln Financial Distributors	100.9	151.6	132.7	171.1	131.7	148.3	156.8	195.2	151.4	152.9	152.0	167.4
Other*	3.8	2.6	2.2	13.9	7.5	40.2	8.7	9.4	10.6	7.5	17.1	18.0

Total by Distribution	$146.3	$202.4	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5

Insurance In-Force (Billions)
Universal Life & Other	$122.316	$123.674	$124.085	$126.016	$126.414	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989	$132.120
Term Insurance	117.752	121.076	123.945	127.880	133.251	139.191	145.480	151.717	157.338	162.953	167.979	172.459

Total Segment In-Force	$240.068	$244.750	$248.030	$253.896	$259.666	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967	$304.579

*	Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 23

Life Insurance Segment

Life Insurance Account Value Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Universal Life-Bal Beg-of-Year	$6.650	$6.976	$7.508	$8.211	$9.030

Deposits	0.955	1.043	1.332	1.532	1.433
Withdrawals & deaths	(0.426)	(0.319)	(0.426)	(0.437)	(0.474)

Net flows	0.528	0.724	0.906	1.095	0.959
Policyholder assessments	(0.584)	(0.598)	(0.648)	(0.702)	(0.753)
Interest credited	0.382	0.405	0.428	0.427	0.413
Acq of new business/transfers between segments			0.018

Universal Life-Bal End of Year (1)	$6.976	$7.508	$8.211	$9.030	$9.648

Variable Universal Life-Bal Beg-of-Year	$1.605	$1.808	$1.746	$1.690	$2.195

Deposits	0.607	0.584	0.504	0.448	0.560
Withdrawals & deaths	(0.132)	(0.251)	(0.193)	(0.208)	(0.315)

Net flows	0.475	0.332	0.311	0.240	0.245
Policyholder assessments	(0.141)	(0.170)	(0.186)	(0.191)	(0.194)
Invest inc & chg in mkt value	(0.130)	(0.225)	(0.313)	0.457	0.273
Acq of new business/transfers between segments			0.132

Variable Universal Life-Bal End-of-Year	$1.808	$1.746	$1.690	$2.195	$2.520

Interest Sensitive Whole Life-Bal Beg-of-Year	$1.963	$2.062	$2.123	$2.186	$2.195

Deposits	0.322	0.307	0.301	0.279	0.250
Withdrawals & deaths	(0.168)	(0.200)	(0.199)	(0.236)	(0.207)

Net flows	0.154	0.107	0.103	0.043	0.043
Policyholder assessments	(0.168)	(0.164)	(0.167)	(0.159)	(0.149)
Interest credited	0.113	0.118	0.127	0.125	0.126
Acq of new business/transfers between segments

Int Sensitive Whole Life-Bal End-of-Year	$2.062	$2.123	$2.186	$2.195	$2.214

Total Segment-Life Insurance Account Values
Bal Beg-of-Year	$10.217	$10.847	$11.377	$12.086	$13.420

Deposits	1.884	1.934	2.138	2.259	2.243
Withdrawals & deaths	(0.727)	(0.771)	(0.818)	(0.881)	(0.996)

Net flows	1.158	1.163	1.320	1.377	1.247
Policyholder assessments	(0.893)	(0.931)	(1.002)	(1.053)	(1.096)
Invest inc & change in market value	0.364	0.299	0.241	1.009	0.812
Acq of new business/transfers between segments			0.150

Total Segment-Bal End-of-Year	$10.847	$11.377	$12.086	$13.420	$14.382

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)		7.63%	7.30%	6.97%	6.67%
Interest Credited to Policyholders		5.86%	5.77%	5.36%	4.85%

Spread (3)(4)		1.77%	1.53%	1.61%	1.81%

Traditional Products
Net Investment Income (3)(4)		7.49%	7.42%	6.99%	6.90%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, 2003, and 2004, interest sensitive products represented 86%, 87%, 88%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 20 bps in 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact for traditional products was 18 bps in 2004, 6 bps in 2003, 5 bps in 2002, and 13 bps in 2001.
(4)	2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 24

Life Insurance Segment

Life Insurance Account Value Roll Forward

Unaudited [Billions of Dollars]

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Universal Life-Bal Beg-of-Quarter	$7.508	$7.622	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444

Deposits	0.248	0.364	0.310	0.410	0.316	0.350	0.426	0.440	0.342	0.345	0.333	0.413
Withdrawals & deaths	(0.097)	(0.096)	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)	(0.117)

Net flows	0.150	0.268	0.201	0.286	0.210	0.249	0.309	0.327	0.225	0.217	0.221	0.296
Policyholder assessments	(0.158)	(0.158)	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)	(0.196)
Interest credited	0.104	0.106	0.110	0.108	0.106	0.106	0.108	0.106	0.103	0.102	0.103	0.105
Acq of new business/transfers between segments	0.018

Universal Life-Bal End-of-Quarter (1)	$7.622	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648

Variable Universal Life-Bal Beg of Quarter	$1.746	$1.919	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275

Deposits	0.129	0.147	0.102	0.126	0.118	0.114	0.093	0.123	0.106	0.108	0.156	0.192
Withdrawals & deaths	(0.055)	(0.057)	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)	(0.111)

Net flows	0.074	0.090	0.068	0.079	0.082	0.064	0.045	0.049	0.032	0.066	0.067	0.081
Policyholder assessments	(0.047)	(0.046)	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)	(0.050)
Invest inc & chg in mkt value	0.013	(0.186)	(0.224)	0.083	(0.034)	0.225	0.062	0.204	0.070	0.011	(0.021)	0.214
Acq of new business/transfers between segments	0.132

Variable Universal Life -Bal End-of-Quarter	$1.919	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.123	$2.126	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193

Deposits	0.063	0.066	0.073	0.100	0.051	0.062	0.067	0.098	0.054	0.055	0.059	0.082
Withdrawals & deaths	(0.051)	(0.039)	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)	(0.050)

Net flows	0.012	0.026	0.027	0.037	0.005	0.012	0.001	0.026	(0.009)	0.008	0.012	0.032
Policyholder assessments	(0.042)	(0.039)	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)	(0.041)
Interest credited	0.033	0.032	0.031	0.031	0.030	0.032	0.032	0.031	0.032	0.031	0.032	0.030

Int Sensitive Whole Life-Bal End-of-Quarter	$2.126	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214

Total Segment-Life Insurance Account Values
Bal Beg-of-Quarter	$11.377	$11.667	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912

Deposits	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686
Withdrawals & deaths	(0.204)	(0.192)	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)	(0.278)

Net flows	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408
Policyholder assessments	(0.246)	(0.244)	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)	(0.287)
Invest inc & change in market value	0.151	(0.049)	(0.082)	0.222	0.103	0.363	0.202	0.341	0.205	0.145	0.114	0.348
Acq of new business/transfers between segments	0.150

Total Segment -Bal End-of-Quarter	$11.667	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)	7.47%	7.39%	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%	6.50%
Interest Credited to Policyholders	5.82%	5.83%	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%	4.80%

Spread (3)(4)	1.65%	1.56%	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%	1.69%

Traditional Products
Net Investment Income (3)(4)	7.42%	7.37%	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%	6.60%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of December 31, 2004, interest sensitive products represented 88% of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 13 bps in the 4th quarter of 2004, 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 1 bp in the 4th quarter of 2003. There was an impact on traditional products of 7 bps in the 4th quarter of 2004, 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, no impact during the 1st quarter of 2004, and 10 bps during the 4th quarter of 2003.
(4)	First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 25

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Investment advisory fees - External	$231.6	$197.2	$183.3	$205.0	$252.5
Investment advisory fees - Insurance-related Assets	112.4	105.0	97.7	101.2	105.8
Other revenue and fees	115.9	99.2	87.0	117.9	124.9
Net investment income	57.7	53.6	50.5	49.9	51.7
Realized gains (losses) on investments	(3.9)	(3.7)	(5.4)	0.4	(0.7)
Sale of subsidiary					110.8

Total Revenue	513.7	451.2	413.1	474.4	644.9

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	424.9	410.2	393.2	414.6	445.7
Restructuring charges	7.1	0.6	(0.4)	7.1	1.2
Taxes, licenses and fees	11.6	16.8	13.0	10.3	17.0

Subtotal	443.6	427.5	405.8	431.9	464.0
Other intangibles amortization	16.3	10.8	8.2	7.9	9.7

Total underwriting, acquisition, insurance and other expenses	459.9	438.3	414.0	439.8	473.7
Goodwill amortization	16.2	16.2

Total Benefits and Expenses	476.1	454.6	414.0	439.8	473.7

Income before federal income tax and cumulative effect of accounting change	37.6	(3.3)	(0.9)	34.6	171.2
Federal income taxes	19.8	5.5	0.5	4.5	82.8

Income Before Cumulative Effect of Accounting Change	17.9	(8.9)	(1.4)	30.2	88.4

Cumulative effect of accounting change		(0.1)

Net Income	$17.9	$(9.0)	$(1.4)	$30.2	$88.4

Less:
Realized gains (losses) on investments	(2.5)	(2.4)	(3.5)	0.3	(0.5)
Gain on sale of subsidiary					46.1
Restructuring charges	(4.6)	(0.4)	0.3	(4.6)	(0.8)
Cumulative effect of accounting change		(0.1)

Income from Operations	$25.0	$(6.1)	$1.8	$34.5	$43.6

Net Income-before
- Goodwill amortization	$34.1	$7.3	$(1.4)	$30.2	$88.4
- Goodwill & intang. amort.	$44.7	$14.3	$3.9	$35.3	$93.9

Income from Operations-before
- Goodwill amortization	$41.3	$10.1	$1.8	$34.5	$43.6
- Goodwill & intang. amort.	$51.8	$17.1	$7.2	$39.7	$49.0

Revenue	$513.7	$451.2	$413.1	$474.4	$644.9
Less:
Realized gains (losses) on investments	(3.9)	(3.7)	(5.4)	0.4	(0.7)
Sale of subsidiary					110.8

Operating Revenue	$517.6	$454.9	$418.5	$474.0	$534.9

Average Capital (Securities at Cost)	$582.0	$557.0	$581.2	$602.4	$610.9
Net Income return on average capital	3.1%	(1.6)%	(0.2)%	5.0%	14.5%
Income from Operations return on average capital	4.3%	(1.1)%	0.3%	5.7%	7.1%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 26

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue
Investment advisory fees - External	$44.7	$44.2	$49.4	$53.2	$58.3	$62.7	$66.4	$67.4	$56.0
Investment advisory fees - Insurance-related Assets	24.2	24.1	25.4	25.5	26.2	26.5	26.1	26.4	26.8
Other revenue and fees	22.1	22.0	29.5	29.5	36.9	33.7	31.9	26.6	32.7
Net investment income	12.7	12.1	12.1	13.2	12.5	12.2	14.6	12.7	12.3
Realized gains (losses) on investments	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)	1.8	(0.3)	0.1
Sale of subsidiary								110.3	0.5

Total Revenue	102.2	102.1	116.4	121.7	134.3	132.9	140.8	242.9	128.3

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	95.8	95.2	104.4	101.6	113.3	111.1	111.5	108.3	114.8
Restructuring charges				5.3	1.7	1.5			(0.3)
Taxes, licenses and fees	2.4	3.0	2.8	2.4	2.1	3.9	5.5	4.6	3.1

Subtotal	98.2	98.2	107.2	109.3	117.1	116.5	117.0	112.9	117.6
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	3.8

Total underwriting, acquisition, insurance and other expenses	100.2	100.2	109.2	111.3	119.1	118.5	119.0	114.8	121.4

Total Benefits and Expenses	100.2	100.2	109.2	111.3	119.1	118.5	119.0	114.8	121.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	2.0	1.9	7.2	10.3	15.2	14.4	21.8	128.1	7.0

Federal income taxes	0.9	0.8	2.6	4.0	(3.0)	4.3	7.3	70.0	1.1

Income Before Cumulative Effect of Accounting Change	1.1	1.0	4.6	6.3	18.2	10.0	14.5	58.1	5.8

Cumulative effect of accounting change

Net Income	$1.1	$1.0	$4.6	$6.3	$18.2	$10.0	$14.5	$58.1	$5.8

Less:
Realized gains (losses) on investments	(0.9)	(0.3)		0.1	0.3	(1.5)	1.2	(0.2)	0.1
Gain on sale of subsidiary								45.8	0.3
Restructuring charges				(3.5)	(1.1)	(1.0)			0.2

Income from Operations	$2.1	$1.3	$4.5	$9.7	$19.0	$12.5	$13.4	$12.5	$5.2

Net Income-before
Intangible Amortization	$2.4	$2.4	$5.8	$7.6	$19.5	$11.3	$15.8	$59.3	$7.4
Income from Operations-before
Intangible Amortization	$3.4	$2.6	$5.8	$11.0	$20.3	$13.8	$14.6	$13.8	$6.8

Revenue	$102.2	$102.1	$116.4	$121.7	$134.3	$132.9	$140.8	$242.9	$128.3
Less:
Realized gains (losses) on investments	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)	1.8	(0.3)	0.1
Sale of Subsidiary								110.3	0.5

Operating Revenue	$103.6	$102.5	$116.3	$121.4	$133.8	$135.2	$139.0	$133.0	$127.7

Average Capital (Securities at Cost)	$588.8	$597.7	$588.6	$600.4	$623.0	$634.2	$634.8	$627.2	$547.3
Net Income return on average capital	0.8%	0.7%	3.1%	4.2%	11.7%	6.3%	9.1%	37.0%	4.3%
Income from operations return on average capital	1.4%	0.9%	3.1%	6.4%	12.2%	7.9%	8.4%	8.0%	3.8%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 27

Investment Management

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186

Fund Sales	0.769	0.876	1.218	1.792	1.882
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)

Net Flows	(1.007)	0.184	0.192	0.154	0.037
Market	0.096	0.330	0.321	0.401	0.290
Transfer of Assets Under Administration(1)	0.094				(0.256)

Balance End-of-Period	$6.605	$7.118	$7.631	$8.186	$8.257

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.917	$20.887

Fund Sales	4.117	2.817	4.477	3.791	7.110
Redemptions	(4.431)	(2.838)	(3.690)	(2.830)	(4.054)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042

Net Flows	(0.492)	(0.560)	0.614	1.117	3.099
Market	(1.709)	(2.975)	(3.688)	4.854	3.256
Sale of subsidiary/Transfer of Assets Under Administration (1) (2)	0.342				(1.112)

Balance at End-of-Period	$21.525	$17.990	$14.917	$20.887	$26.130

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.547	$29.073
Retail Sales-Annuities	1.782	1.701	2.751	2.151	2.757
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999

Total Retail Sales	4.885	3.693	5.695	5.583	8.992
Redemptions	(5.832)	(3.889)	(4.873)	(4.272)	(5.574)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)

Net Flows	(1.500)	(0.375)	0.806	1.271	3.136
Market	(1.613)	(2.646)	(3.366)	5.255	3.546
Sale of subsidiary/Transfer of Assets Under Administration (1) (2)	0.435				(1.368)

Balance at End-of-Period(1) (2)	$28.129	$25.108	$22.547	$29.073	$34.387

Institutional Fixed - Bal Beg-of-Period	$6.936	$6.111	$5.489	$7.237	$8.399

Inflows	0.771	0.643	2.281	1.937	5.134
Withdrawals/Terminations	(1.973)	(1.229)	(1.146)	(1.226)	(0.593)
Transfers	(0.005)	0.017	0.004	0.005	0.009

Net Flows (2)	(1.207)	(0.569)	1.139	0.716	4.549
Market	0.382	(0.053)	0.608	0.447	0.135
Sale of Subsidiary (2)					(3.124)

Balance at End-of-Period (2)	$6.111	$5.489	$7.237	$8.399	$9.960

Institutional Equity - Bal Beg-of-Period	$23.632	$19.114	$17.815	$16.711	$25.322

Inflows	2.730	3.183	2.913	3.922	6.155
Withdrawals/Terminations	(7.209)	(2.879)	(1.991)	(2.178)	(3.583)
Transfers	(0.008)	0.035	0.045	0.018	0.057

Net Flows	(4.486)	0.338	0.967	1.762	2.629
Market	(0.031)	(1.637)	(2.071)	6.849	2.394
Sale of Subsidiary (2)					(18.664)

Balance at End-of-Period	$19.114	$17.815	$16.711	$25.322	$11.682

Total Institutional - Bal Beg-of-Period	$30.568	$25.225	$23.305	$23.948	$33.722

Inflows	3.501	3.826	5.194	5.859	11.289
Withdrawals/Terminations	(9.182)	(4.109)	(3.137)	(3.404)	(4.176)
Transfers	(0.013)	0.052	0.050	0.023	0.066

Net Flows	(5.693)	(0.231)	2.106	2.478	7.178
Market	0.351	(1.690)	(1.463)	7.296	2.530
Sale of Subsidiary (2)					(21.787)

Balance at End-of-Period	$25.225	$23.305	$23.948	$33.722	$21.643

Total Retail/Institutional - At End-of-Period	$53.355	$48.412	$46.495	$62.794	$56.029

Insurance-related Assets - At End-of-Period	$35.686	$38.119	$41.104	$43.024	$43.980

Total Retail/Inst - Net Flows	$(7.193)	$(0.606)	$2.912	$3.749	$10.314

Total Assets Under Management At End-of-Period	$89.041	$86.531	$87.599	$105.818	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740
Institutional	0.030	0.030	0.020	0.030	3.740

Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480

(1)	Retail assets under management include assets under administration related to the mutual fund based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0.004 billion at December 31, 2004.
(2)	In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 27A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit is subadvising certain retail and institutional assets beginning in the third quarter of 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 27A

Investment Management (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186

Fund Sales	0.769	0.876	1.218	1.792	1.882
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)

Net Flows	(1.007)	0.184	0.192	0.154	0.037
Market	0.096	0.330	0.321	0.401	0.290
Transfer of Assets Under Administration (1)	0.094				(0.256)

Balance End-of-Period	$6.605	$7.118	$7.631	$8.186	$8.257

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.624	$20.564

Fund Sales	4.117	2.817	4.182	3.780	7.105
Redemptions	(4.431)	(2.838)	(3.684)	(2.765)	(4.024)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042

Net Flows	(0.492)	(0.560)	0.325	1.171	3.123
Market	(1.709)	(2.975)	(3.691)	4.769	3.236
Transfer of Assets Under Administration (1)	0.342				(0.793)

Balance at End-of-Period	$21.525	$17.990	$14.624	$20.564	$26.130

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.255	$28.750

Retail Sales-Annuities	1.782	1.701	2.456	2.140	2.752
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999

Total Retail Sales	4.885	3.693	5.399	5.572	8.987
Redemptions	(5.832)	(3.889)	(4.867)	(4.207)	(5.544)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)

Net Flows	(1.500)	(0.375)	0.517	1.325	3.160
Market	(1.613)	(2.646)	(3.370)	5.171	3.526
Transfer of Assets Under Administration (1)	0.435				(1.049)

Balance at End-of-Period	$28.129	$25.108	$22.255	$28.750	$34.387

Institutional Fixed - Bal Beg-of-Period	$4.013	$3.590	$3.377	$5.147	$5.981

Inflows	0.455	0.388	2.177	1.540	4.356
Withdrawals/Terminations	(1.248)	(0.586)	(0.541)	(0.635)	(0.452)
Transfers	(0.005)	0.017	0.004	(0.126)	0.009

Net Flows	(0.798)	(0.181)	1.640	0.779	3.913
Market	0.375	(0.032)	0.130	0.055	0.066

Balance at End-of-Period	$3.590	$3.377	$5.147	$5.981	$9.960

Institutional Equity - Bal Beg-of-Period	$13.909	$9.664	$8.186	$7.201	$10.318

Inflows	1.469	1.555	1.532	1.780	2.281
Withdrawals/Terminations	(5.784)	(2.334)	(1.333)	(1.161)	(2.428)
Transfers	(0.008)	0.035	0.045	0.034	0.118

Net Flows	(4.323)	(0.744)	0.245	0.653	(0.029)
Market	0.078	(0.735)	(1.229)	2.463	1.393

Balance at End-of-Period	$9.664	$8.185	$7.201	$10.318	$11.682

Total Institutional - Bal Beg-of-Period	$17.923	$13.255	$11.563	$12.348	$16.299

Inflows	1.924	1.943	3.709	3.320	6.637
Withdrawals/Terminations	(7.032)	(2.920)	(1.874)	(1.796)	(2.880)
Transfers	(0.013)	0.052	0.050	(0.092)	0.127

Net Flows	(5.120)	(0.925)	1.885	1.433	3.884
Market	0.453	(0.767)	(1.099)	2.518	1.459

Balance at End-of-Period	$13.255	$11.562	$12.348	$16.299	$21.643

Total Retail/Institutional - At End-of-Period	$41.384	$36.670	$34.603	$45.049	$56.029

Insurance-related Assets - At End-of-Period	$35.686	$38.119	$41.104	$43.024	$43.980

Total Retail/Inst - Net Flows	$(6.620)	$(1.301)	$2.402	$2.757	$7.045

Total Assets Under Management At End-of-Period	$77.070	$74.789	$75.707	$88.072	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740
Institutional	0.030	0.030	0.020	0.030	3.740

Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480

(1)	Retail assets under management include assets under administration related to the mutual fund based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0.004 billion at December 31, 2004.
(2)	This page presents the assets under management roll-forward without the Investment Management segment’s London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 28

Investment Management

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Retail Fixed - Bal-Beg-of-Qtr	$7.118	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060

Fund Sales	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493
Redemptions	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)
Net Money Market	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)
Transfers	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)

Net Flows	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134
Market	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125
Transfer of Assets Under Administration(1)											(0.194)	(0.062)

Balance at End-of-Qtr	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257

Retail Equity - Bal-Beg-of-Qtr	$17.990	$18.255	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620

Fund Sales	0.908	1.084	1.140	1.345	0.717	0.813	1.051	1.210	1.938	1.666	1.480	2.026
Redemptions	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)	(0.953)
Transfers	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)

Net Flows	0.130	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634	0.485	1.036
Market	0.134	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044	(0.188)	2.685
Sale of Subsidiary/Transfer of Assets Under Administration (1) (2)											(0.901)	(0.211)

Balance at End-of-Qtr	$18.255	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130

Total Retail - Bal-Beg-of-Qtr	$25.108	$25.340	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680

Retail Sales-Annuities	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737
Retail Sales-Mutual Funds	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922
Retail Sales-Managed Acct. & Other	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860

Total Retail Sales	1.200	1.356	1.465	1.673	1.141	1.282	1.494	1.666	2.451	2.117	1.905	2.519
Redemptions	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)	(1.252)
Net Money Market	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)
Transfers	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)

Net Flows	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170
Market	0.143	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)	0.019	2.810
Sale of Subsidiary/Transfer of Assets Under Administration (1) (2)											(1.095)	(0.273)

Balance at End-of-Qtr	$25.340	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387

Institutional Fixed - Bal-Beg-of-Qtr	$5.489	$6.018	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906

Inflows	0.804	0.663	0.530	0.283	0.592	0.126	0.556	0.663	0.806	1.281	0.947	2.100
Withdrawals/Terminations	(0.239)	(0.161)	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)	(0.077)
Transfers	(0.001)	0.000	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005	0.002	0.001	0.001

Net Flows	0.565	0.503	0.229	(0.157)	0.286	(0.059)	0.330	0.160	0.593	1.148	0.784	2.024
Market	(0.036)	0.323	0.134	0.187	0.083	0.207	(0.006)	0.163	0.036	(0.271)	0.339	0.031
Sale of Subsidiary (2)											(3.124)

Balance at End-of-Qtr	$6.018	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960

Institutional Equity - Bal-Beg-of-Qtr	$17.815	$18.644	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490

Inflows	0.672	0.569	0.631	1.040	0.494	0.727	1.386	1.315	1.817	2.049	1.638	0.650
Withdrawals/Terminations	(0.512)	(0.635)	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.053)	(0.607)
Transfers	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.005	0.012	0.006	0.010	0.029

Net Flows	0.167	(0.047)	0.119	0.728	0.044	0.348	0.469	0.901	1.068	0.895	0.595	0.072
Market	0.661	(0.476)	(3.302)	1.046	(0.835)	3.339	0.932	3.413	0.798	0.280	0.196	1.120
Sale of Subsidiary (2)											(18.664)

Balance at End-of-Qtr	$18.644	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682

Total Institutional - Bal-Beg-of-Qtr	$23.305	$24.661	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396

Inflows	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750
Withdrawals/Terminations	(0.751)	(0.796)	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.216)	(0.684)
Transfers	0.006	0.019	0.017	0.008	0.010	0.005	0.003	0.005	0.017	0.008	0.011	0.030

Net Flows	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095
Market	0.625	(0.153)	(3.168)	1.233	(0.752)	3.546	0.926	3.576	0.834	0.009	0.535	1.151
Sale of Subsidiary (2)											(21.787)

Balance at End-of-Qtr	$24.661	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643

Total Retail/Inst - At End-of-Qtr	$50.002	$48.742	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029

Insurance-related Assets-End-of-Qtr	$37.171	$38.476	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980

Total Retail/Inst - Net Flows	$0.821	$0.622	$0.396	$1.074	$0.344	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760	$3.265

Total Assets Under Management At End-of-Qtr	$87.172	$87.218	$83.778	$87.599	$87.848	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$2.570	$2.480	$2.280	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740
Institutional	0.030	0.030	0.020	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740

Total Subadvised Assets	$2.600	$2.510	$2.300	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480

(1)	Retail assets under management include assets under administration related to the mutual fund based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0.004 billion at December 31, 2004.
(2)	In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 28A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit is subadvising certain retail and institutional assets beginning in the third quarter of 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 28A

Investment Management (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Retail Fixed - Bal-Beg-of-Qtr	$7.118	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060

Fund Sales	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493
Redemptions	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)
Net Money Market	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)
Transfers	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)

Net Flows	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134
Market	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125
Transfer of Assets Under Administration (1)											(0.194)	(0.062)

Balance at End-of-Qtr	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257

Retail Equity - Bal-Beg-of-Qtr	$17.990	$18.255	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620

Fund Sales	0.908	1.084	1.140	1.050	0.712	0.812	1.048	1.208	1.936	1.664	1.478	2.026
Redemptions	(0.791)	(0.881)	(1.137)	(0.875)	(0.765)	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)	(0.953)
Transfers	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)

Net Flows	0.130	0.182	(0.126)	0.139	(0.111)	0.214	0.462	0.606	0.956	0.641	0.490	1.036
Market	0.134	(1.824)	(2.782)	0.780	(0.465)	2.359	0.589	2.285	0.706	0.039	(0.194)	2.685
Transfer of Assets Under Administration (1)											(0.582)	(0.211)

Balance at End-of-Qtr	$18.255	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130

Total Retail - Bal-Beg-of-Qtr	$25.108	$25.340	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680

Retail Sales-Annuities	0.589	0.601	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737
Retail Sales-Mutual Funds	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922
Retail Sales-Managed Acct. & Other	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860

Total Retail Sales	1.200	1.356	1.465	1.378	1.136	1.280	1.491	1.664	2.449	2.115	1.903	2.519
Redemptions	(1.081)	(1.186)	(1.414)	(1.186)	(1.092)	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)	(1.252)
Net Money Market	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)
Transfers	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)

Net Flows	0.089	0.167	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170
Market	0.143	(1.728)	(2.608)	0.823	(0.347)	2.552	0.569	2.396	0.808	(0.105)	0.013	2.810
Transfer of Assets Under Administration (1)											(0.776)	(0.273)

Balance at End-of-Qtr	$25.340	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387

Institutional Fixed - Bal-Beg-of-Qtr	$3.377	$4.062	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906

Inflows	0.798	0.635	0.493	0.251	0.553	0.120	0.516	0.351	0.655	0.776	0.825	2.100
Withdrawals/Terminations	(0.082)	(0.102)	(0.196)	(0.162)	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)	(0.077)
Transfers	(0.001)	0.000	0.007	(0.002)	0.002	(0.099)	(0.056)	0.028	0.005	0.002	0.001	0.001

Net Flows	0.715	0.534	0.304	0.087	0.397	(0.132)	0.371	0.143	0.521	0.669	0.699	2.024
Market	(0.030)	0.057	0.054	0.050	(0.013)	0.083	(0.019)	0.004	(0.001)	(0.191)	0.227	0.031

Balance at End-of-Qtr	$4.062	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960

Institutional Equity - Bal-Beg-of-Qtr	$8.186	$8.299	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490

Inflows	0.189	0.228	0.373	0.743	0.339	0.347	0.571	0.524	0.552	0.596	0.484	0.650
Withdrawals/Terminations	(0.363)	(0.453)	(0.351)	(0.167)	(0.182)	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.361)	(0.607)
Transfers	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.021	(0.012)	0.073	0.029	0.029

Net Flows	(0.168)	(0.206)	0.033	0.586	0.165	0.116	0.059	0.314	0.038	(0.290)	0.152	0.072
Market	0.281	(0.674)	(1.336)	0.499	(0.326)	1.305	0.305	1.178	0.357	0.012	(0.096)	1.120

Balance at End-of-Qtr	$8.299	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682

Total Institutional - Bal-Beg-of-Qtr	$11.562	$12.361	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396

Inflows	0.986	0.863	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750
Withdrawals/Terminations	(0.445)	(0.554)	(0.547)	(0.328)	(0.340)	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.488)	(0.684)
Transfers	0.006	0.019	0.017	0.008	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030	0.030

Net Flows	0.547	0.328	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.851	2.095
Market	0.251	(0.617)	(1.282)	0.548	(0.339)	1.388	0.287	1.182	0.356	(0.179)	0.131	1.151

Balance at End-of-Qtr	$12.361	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643

Total Retail/Inst - At End-of-Qtr	$37.701	$35.851	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029

Insurance-related Assets-End-of-Qtr	$37.171	$38.476	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980

Total Retail/Inst - Net Flows	$0.637	$0.494	$0.385	$0.886	$0.610	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236	$3.265

Total Assets Under Management At End-of-Qtr	$74.872	$74.327	$72.761	$75.706	$76.656	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$2.570	$2.480	$2.280	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740
Institutional	0.030	0.030	0.020	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740

Total Subadvised Assets	$2.600	$2.510	$2.300	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480

(1)	Retail assets under management include assets under administration related to the mutual fund based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0.004 billion at December 31, 2004.
(2)	This page presents the assets under management roll-forward without the Investment Management segment’s London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 29

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Premiums	148.4	46.1	50.6	62.2	70.3
Mortality assessments	31.4	33.9	32.4	35.7	39.5
Expense assessments	178.1	134.8	105.3	93.9	103.9
Other revenue and fees	2.6	(1.4)	24.9	18.6	52.8
Net investment income	70.3	64.8	62.1	64.1	75.7
Realized gains (losses) on investments	3.2	12.4	1.9	(1.1)	0.2
Gain on sale of subsidiaries/ businesses					10.1

Total Revenue	433.8	290.7	277.2	273.5	352.5

Benefits and Expenses
Benefits paid or provided:
Benefits	178.5	83.4	84.2	98.6	100.4
Underwriting, acquisition, insurance and other expenses:
Commissions	37.7	10.8	6.1	3.8	2.9
Operating and administrative expenses	142.5	82.5	77.0	78.3	81.0
Restructuring charges	99.4		(1.7)

Subtotal	279.5	93.2	81.4	82.1	83.9
Deferral of acquisition costs			(3.4)	(3.5)	(6.3)
DAC amortization			50.0	42.5	79.1

DAC deferral net of amortization	(7.2)	31.7	46.5	39.1	72.8
PVIF amortization	4.7	22.5	30.8	(10.7)	18.1
Total underwriting, acquisition, insurance and other expenses	277.0	147.4	158.7	110.4	174.8
Goodwill amortization	4.0	0.6

Total Benefits and Expenses	459.6	231.5	242.9	209.0	275.2

Federal income taxes	(10.6)	(7.6)	(3.4)	21.6	27.2

Net Income	$(15.1)	$66.8	$37.7	$42.9	$50.1

Less:
Realized gains (losses) on investments	2.3	8.7	1.3	(0.7)
Gain on sale of subsidiaries/ businesses					6.6
Restructuring charges	(76.5)		1.7

Income from Operations	$59.2	$58.1	$34.6	$43.6	$43.5

Effective tax rate on Income from Operations	15.9%	(24.2)%	(12.8)%	33.4%	35.0%

Revenue	$433.8	$290.7	$277.2	$273.5	$352.5
Less:
Realized gains (losses) on investments	3.2	12.4	1.9	(1.1)	0.2
Gain on sale of subsidiaries/ businesses					10.1

Operating Revenue	$430.6	$278.2	$275.4	$274.5	$342.2

Average capital	$494.0	$593.8	$549.9	$478.9	$435.4
Net Income return on average capital	(3.1)%	11.3%	6.9%	9.0%	11.5%
Income from operations return on average capital	12.0%	9.8%	6.3%	9.1%	10.0%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year			$587.3	$597.6	$620.6
Deferral			3.4	3.5	6.3
Amortization			(50.0)	(42.5)	(79.1)

Included in Total Benefits and Expenses			(46.5)	(39.1)	(72.8)
Foreign currency translation adjustment			56.8	62.0	42.9

Balance at end-of-year			$597.6	$620.6	$590.8

Roll Forward of Present Value of In-Force

Balance at beginning-of-year			$244.0	$237.3	$274.7
Amortization			(30.8)	10.7	(18.1)
Foreign currency translation adjustment			24.1	26.7	19.6

Balance at end-of-year			$237.3	$274.7	$276.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 30

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue
Premiums	$14.2	$12.7	$13.8	$16.5	$19.3	$18.1	$19.6	$17.7	$14.9
Mortality assessments	8.9	9.1	9.2	8.7	8.7	9.6	10.4	9.7	9.8
Expense assessments	22.8	21.6	24.5	23.2	24.6	24.2	24.4	27.0	28.3
Other revenue and fees	(11.9)	10.3	(3.9)	2.6	9.6	5.8	8.3	22.8	16.0
Net investment income	16.6	15.2	16.7	16.0	16.2	18.5	18.3	18.7	20.2
Realized gains (losses) on investments	1.2			0.3	(1.3)	(0.4)	(0.1)	(0.1)	0.7
Gain on sale of subsidiaries/ businesses							10.1

Total Revenue	51.8	68.9	60.2	67.3	77.1	75.8	91.0	95.7	90.0

Benefits and Expenses
Benefits paid or provided:
Benefits	23.1	18.2	24.3	22.7	33.3	29.0	28.8	21.4	21.3
Underwriting, acquisition, insurance and other expenses:
Commissions	1.3	1.1	0.8	1.0	0.8	0.6	0.6	0.7	1.0
Operating and administrative expenses	20.6	18.3	20.5	19.6	20.0	23.0	22.3	21.6	14.1
Restructuring charges	(1.7)

Subtotal	20.2	19.4	21.3	20.6	20.8	23.5	22.9	22.4	15.1
Deferral of acquisition costs	(0.6)	(0.8)	(0.8)	(0.2)	(1.6)	(1.5)	(1.8)	(1.4)	(1.6)
DAC amortization	(11.5)	18.6	2.0	7.3	14.7	12.5	14.4	28.6	23.5

DAC deferral net of amortization	(12.1)	17.7	1.2	7.1	13.1	11.0	12.6	27.2	21.9
PVIF amortization	5.5	3.0	(5.7)	(0.7)	(7.3)	3.0	0.1	9.4	5.6
Total underwriting, acquisition, insurance and other expenses	13.6	40.1	16.8	27.0	26.6	37.6	35.7	59.0	42.5

Total Benefits and Expenses	36.7	58.3	41.1	49.6	59.9	66.6	64.5	80.3	63.8

Federal income taxes	(2.8)	3.8	6.6	6.1	5.1	3.2	9.3	5.5	9.1

Net Income	$17.9	$6.8	$12.4	$11.5	$12.2	$5.9	$17.2	$9.9	$17.1

Less:
Realized gains (losses) on investments	0.8			0.2	(0.9)	(0.3)		(0.2)	0.5
Gain on sale of subsidiaries/ businesses							6.6
Restructuring charges	1.7

Income from Operations	$15.3	$6.8	$12.4	$11.3	$13.0	$6.2	$10.7	$10.1	$16.6

Effective tax rate on Income from Operations	(26.1)%	35.5%	34.7%	35.0%	29.5%	35.0%	35.0%	35.0%	35.0%

Revenue	$51.8	$68.9	$60.2	$67.3	$77.1	$75.8	$91.0	$95.7	$90.0
Less:
Realized gains (losses) on investments	1.2			0.3	(1.3)	(0.4)	(0.1)	(0.1)	0.7
Gain on sale of subsidiaries/ businesses							10.1

Operating Revenue	$50.6	$68.9	$60.2	$67.0	$78.4	$76.1	$81.0	$95.8	$89.3

Average capital	$544.0	$532.6	$487.9	$452.2	$443.1	$447.9	$421.2	$432.5	$439.9
Net Income return on average capital	13.2%	5.1%	10.2%	10.2%	11.0%	5.3%	16.4%	9.1%	15.5%
Income from operations return on average capital	11.3%	5.1%	10.2%	10.0%	11.8%	5.5%	10.2%	9.3%	15.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year	$571.8	$597.6	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9
Deferral	0.6	0.8	0.8	0.2	1.6	1.5	1.8	1.4	1.6
Amortization	11.5	(18.6)	(2.0)	(7.3)	(14.7)	(12.5)	(14.4)	(28.6)	(23.5)

Included in Total Benefits and Expenses	12.1	(17.7)	(1.2)	(7.1)	(13.1)	(11.0)	(12.6)	(27.2)	(21.9)
Foreign currency translation adjustment	13.7	(10.8)	27.2	2.8	42.8	19.9	(8.4)	(2.5)	33.8

Balance at end-of-year	$597.6	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-year	$236.8	$237.4	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2
Amortization	(5.5)	(3.0)	5.7	0.7	7.3	(3.0)	(0.1)	(9.4)	(5.6)
Foreign currency translation adjustment	6.1	(4.3)	11.2	1.3	18.4	8.9	(3.7)	(1.1)	15.6

Balance at end-of-year	$237.4	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 31

Lincoln UK

Operational Data

Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Unit Linked Assets - Beg-of-Year	$7.220	$6.441	$5.607	$5.079	$6.390

Deposits	0.554	0.481	0.453	0.392	0.378
Withdrawals (incl. chgs) & Deaths	(0.644)	(0.529)	(0.519)	(0.614)	(0.712)

Net Flows	(0.090)	(0.048)	(0.066)	(0.222)	(0.335)
Inv Inc & Chg in Mkt Val	(0.154)	(0.617)	(1.004)	0.918	0.648
Foreign Currency Adjustment	(0.536)	(0.169)	0.542	0.616	0.482

Unit Linked Assets - End-of-Year	$6.441	$5.607	$5.079	$6.390	$7.186

Individual Life In-force	$24.290	$20.878	$18.896	$20.393	$20.378

Exchange Rate - Dollars to Pounds
For-the-Period	1.518	1.441	1.503	1.638	1.834
End-of-Period	1.493	1.456	1.610	1.786	1.919

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Unit Linked Assets
Balance-Beg-of-Quarter	$5.607	$5.618	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468
Deposits	0.114	0.115	0.119	0.104	0.094	0.090	0.113	0.095	0.083	0.085	0.102	0.108
Withdrawals (incl. chgs) & Deaths	(0.127)	(0.137)	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)	(0.175)	(0.188)

Net Flows	(0.013)	(0.022)	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)	(0.074)	(0.080)
Inv Inc & Chg in Mkt Val	0.141	(0.479)	(0.812)	0.146	(0.184)	0.549	0.205	0.348	0.020	0.127	0.091	0.411
Foreign Currency Adjustment	(0.117)	0.403	0.123	0.133	(0.087)	0.218	0.059	0.427	0.207	(0.087)	(0.025)	0.387

Unit Linked Assets - End-of-Quarter	$5.618	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186

Individual Life In-force	$20.010	$20.401	$19.815	$18.896	$18.512	$19.138	$19.258	$20.393	$20.522	$19.846	$19.380	$20.378

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.423	1.464	1.555	1.570	1.605	1.618	1.615	1.714	1.836	1.814	1.813	1.875
End-of-Quarter	1.426	1.532	1.569	1.610	1.580	1.656	1.664	1.786	1.844	1.819	1.812	1.919

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 32

Other Operations

Unaudited [Millions of Dollars]

For the Year Ended December 31					2000	2001	2002	2003	2004
Revenue					$1,946.9	$1,827.3	$372.4	$575.8	$351.9
Less:
Realized gains (losses) on investments					(5.0)	8.2	25.6	(7.1)	0.5
Gains (losses) on derivatives						(9.7)	0.9	7.6	(0.1)
Gain (loss) on reinsurance derivative/trading account securities								1.9	1.0
Amortization of deferred gain-reserve development							(0.8)	3.6	1.3
Gain on sale of subsidiaries/ businesses						12.8	(8.3)		14.1
Mark-to-market adjustment on reclass. from AFS to trading account securities								285.5

Operating Revenue					$1,951.9	$1,815.9	$355.0	$284.2	$335.1

Operating Revenue by Source:
Lincoln Financial Advisors					$377.5	$360.7	$318.0	$316.9	$383.6
Lincoln Financial Distributors					119.9	113.4	127.3	140.9	245.2

Total Distribution					497.4	474.0	445.4	457.8	628.8
Reinsurance					1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*						20.4	75.2	72.3	87.0
Other [Including Consolidating Adjustments]					(316.0)	(377.9)	(165.6)	(245.8)	(380.7)

Total Operating Revenue					$1,951.9	$1,815.9	$355.0	$284.2	$335.1

Income (Loss)

Net Loss					$(18.2)	$(6.6)	$(247.3)	$(113.7)	$(56.9)
Less:
Restructuring charges					1.0	(19.5)	1.1	(4.7)	(6.4)
Realized gains (losses) on investments					(3.2)	5.9	16.7	(4.7)	0.3
Gains (losses) on derivatives						(6.3)	0.6	5.0	(0.1)
Net gain (loss) on reinsurance derivative/trading account securities								1.3	0.6
Gain on sale of subsidiaries/ businesses						15.0	(9.4)		9.1
Reserve development/ amortization of deferred gain							(199.1)	(18.5)	0.9
Mark-to-market adjustment on reclass. from AFS to trading account securities								185.6
Cumulative effect of accounting change						(2.7)		(192.2)
Loss on early retirement of subordinated debt								(3.7)	(4.1)

Operating Income (Loss)					$(16.0)	$1.0	$(57.2)	$(81.8)	$(57.2)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors					(15.4)	(20.1)	(31.4)	(33.2)	(17.8)
Lincoln Financial Distributors					(19.6)	(33.2)	(35.2)	(33.4)	(23.7)

Total Distribution					(35.0)	(53.3)	(66.6)	(66.6)	(41.5)
Reinsurance					122.5	128.8
Amortization of deferred gain on indemnity reinsurance*						12.9	48.9	47.0	56.5
LNC Financing					(84.9)	(77.9)	(43.0)	(56.7)	(60.2)
Other Corporate					(18.6)	(9.5)	3.5	(5.4)	(12.0)

Income (Loss) from Operations					$(16.0)	$1.0	$(57.2)	$(81.8)	$(57.2)

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Revenue	$103.6	$73.0	$76.1	$74.8	$351.9	$54.7	$123.6	$91.6	$82.0
Less:
Realized gains (losses) on investments	1.2	0.4	(0.2)	(7.6)	0.3	0.3	0.8	1.2	(1.8)
Gains (losses) on derivatives	0.3	(0.4)	0.2	7.7	0.2	(0.2)	0.0	(1.5)	1.5
Gain (loss) on reinsurance derivative/trading account securities					1.9	(1.9)	2.9	(0.8)	0.7
Amort. of deferred gain-reserve development	0.5	(0.2)	(0.2)	3.7	0.3	0.3	0.3	0.3	0.3
Gain on sale of subsidiaries/ businesses	(8.3)						14.0		0.1
Mark-to-market adjustment on reclassification from AFS to trading account securities					285.5

Operating Revenue	$109.8	$73.3	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4	$81.1

Operating Revenue by Source:
Lincoln Financial Advisors	89.6	69.4	75.3	76.7	95.5	92.0	96.0	91.7	103.9
Lincoln Financial Distributors	36.9	35.4	29.4	32.2	43.9	57.5	58.4	59.9	69.4
Total Distribution	126.5	104.8	104.6	108.9	139.5	149.6	154.4	151.6	173.2
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	6.9	18.4	18.2	18.3	17.4	17.9	17.9	32.1	19.1
Other [Including
Consolidating Adjustments]	(23.6)	(49.9)	(46.6)	(56.2)	(93.1)	(111.3)	(66.8)	(91.2)	(111.3)

Total Operating Revenue	$109.8	$73.3	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4	$81.1

Income (Loss)

Net Income (Loss)	$(32.6)	$(21.7)	$(21.6)	$(42.4)	$(28.1)	$(24.8)	$(10.9)	$(11.1)	$(10.1)
Less:
Restructuring charges	0.0			(2.4)	(2.4)	(3.6)	(1.9)	(0.7)	(0.3)
Realized gains (losses) on investments	0.8	0.5	(0.4)	(4.9)	0.1	0.2	0.5	1.4	(1.7)
Gains (losses) on derivatives	0.2	(0.5)	0.4	5.0	0.1	(0.1)	0.0	(1.6)	1.5
Net gain (loss) on reinsurance derivative/trading account securities					1.3	(1.2)	1.9	(0.5)	0.4
Gain on sale of subsidiaries/ businesses	(9.4)						9.0		0.1
Reserve development/ amortization of deferred gain	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2	0.2	0.2
Mark-to-market adjustment on reclassification from AFS to trading account securities					185.6
Cumulative effect of accounting change					(192.2)
Loss on early retirement of subordinated debt				(3.7)					(4.1)

Income (Loss) from Operations	$(15.9)	$(21.5)	$(21.5)	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)	$(6.3)

Income from Operations by Source:
Lincoln Financial Advisors	$(3.7)	$(10.4)	$(7.4)	$(7.4)	$(8.0)	$(8.7)	$(5.3)	$(3.5)	$(0.3)
Lincoln Financial Distributors	(8.0)	(8.1)	(10.7)	(7.5)	(7.1)	(4.6)	(6.4)	(6.3)	(6.3)

Total Distribution	(11.7)	(18.4)	(18.1)	(15.0)	(15.1)	(13.3)	(11.8)	(9.8)	(6.6)
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	4.5	11.9	11.9	11.9	11.3	11.6	11.7	20.8	12.4
LNC Financing	(13.5)	(15.3)	(14.4)	(13.3)	(13.7)	(14.6)	(15.6)	(15.7)	(14.3)
Other Corporate	4.9	0.3	(0.8)	(1.5)	(3.4)	(4.0)	(5.0)	(5.2)	2.2

Income(Loss) from Operations	$(15.9)	$(21.5)	$(21.5)	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)	$(6.3)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 33

Consolidated Domestic Deposits/Account Balances

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Deposits - For the Year

Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110
Lincoln Retirement - Variable Annuities	3.165	3.067	2.743	3.119	5.910
Lincoln Retirement - Life Insurance	0.014	0.012
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243
Inv Mgmt - Annuities	1.782	1.701	2.751	2.151	2.757
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)

Total Gross Retail Deposits	11.256	11.439	12.671	13.222	19.280

Investment Management Segment- Instit.	3.501	3.826	5.194	5.859	11.289
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)

Total Gross Deposits	$14.605	$15.058	$17.634	$18.931	$30.479

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Annuities	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.981	12.691	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)

Total Retail Account Balances	86.200	81.088	75.033	90.593	103.784

Investment Management Segment - Instit.	25.225	23.305	23.948	33.722	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)

Total Account Balances	$109.991	$103.181	$98.057	$123.132	$124.179

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.906	$0.853	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732
Lincoln Retirement - Variable Annuities	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655
Life Insurance Segment - Life Insurance	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686
Inv Mgmt - Annuities	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737
Inv Mgmt - Mutual Funds	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922
Inv Mgmt - Managed Acct. & Other	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860
Consolidating Adjustments	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)

Total Gross Retail Deposits	3.074	3.240	3.206	3.151	2.880	2.960	3.370	4.012	4.905	4.648	4.436	5.290

Investment Management Segment- Instit.	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750
Consolidating Adjustments	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)

Total Gross Deposits	$4.505	$4.403	$4.328	$4.398	$3.913	$3.788	$5.288	$5.943	$7.509	$7.945	$6.988	$8.038

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$16.534	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268
Lincoln Retirement - Variable Annuities	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382
Inv Mgmt - Annuities	11.920	10.896	9.327	9.981	9.660	11.002	11.392	12.691	13.294	13.355	13.074	14.494
Inv Mgmt - Mutual Funds	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251
Inv Mgmt - Managed Acct. & Other	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642
Consolidating Adjustments	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)

Total Retail Account Balances	82.051	77.654	71.597	75.033	74.546	81.283	83.787	90.593	94.133	95.860	95.393	103.784

Investment Management Segment - Instit.	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216	38.268	18.396	21.643
Consolidating Adjustments	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)

Total Account Balances	$105.527	$101.573	$92.874	$98.057	$97.140	$107.595	$111.828	$123.132	$129.173	$132.961	$112.649	$124.179

Total Domestic Net Flows

Unaudited [Billions of Dollars]

For the Year	2000	2001	2002	2003	2004
Lincoln Retirement	$(2.874)	$0.105	$0.453	$1.007	$2.922
Life Insurance Segment	1.158	1.163	1.320	1.377	1.247
Investment Management Segment- Retail	(1.500)	(0.375)	0.806	1.271	3.136
Consolidating Adjustments	1.022	0.035	(0.082)	0.064	0.030

Total Retail Net Flows	(2.194)	0.927	2.496	3.719	7.335

Investment Management Segment- Institutional	(5.693)	(0.231)	2.106	2.478	7.178
Consolidating Adjustments	0.035	(0.015)	0.005	(0.002)	0.031

Total Net Flows	$(7.853)	$0.681	$4.608	$6.195	$14.545

For the Quarter	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Lincoln Retirement	$0.088	$0.223	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794
Life Insurance Segment	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408
Investment Management Segment- Retail	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170
Consolidating Adjustments	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154

Total Retail Net Flows	0.423	0.737	0.545	0.791	0.568	0.723	0.965	1.464	1.832	1.669	1.308	2.527

Investment Management Segment- Instit.	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095
Consolidating Adjustments	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000

Total Net Flows	$1.176	$1.166	$0.901	$1.364	$0.868	$1.021	$1.799	$2.508	$3.530	$3.710	$2.682	$4.622

NOTE: Excludes amounts reported as Assets Under Management - Insurance-related Assets

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 33A

Consolidated Domestic Deposits/Account Balances (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Deposits - For the Year
Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110
Lincoln Retirement - Variable Annuities	3.165	3.067	2.743	3.119	5.910
Lincoln Retirement - Life Insurance	0.014	0.012
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243
Inv Mgmt - Annuities	1.782	1.701	2.456	2.140	2.752
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)

Total Gross Retail Deposits	11.256	11.439	12.376	13.210	19.274

Investment Management Segment - Instit.	1.924	1.943	3.709	3.320	6.637
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)

Total Gross Deposits	$13.029	$13.175	$15.854	$16.380	$25.822

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Annuities	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.688	12.368	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)

Total Retail Account Balances	86.200	81.088	74.741	90.271	103.784

Investment Management Segment - Instit.	25.225	11.562	12.348	16.299	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)

Total Account Balances	$109.991	$91.439	$86.165	$105.387	$124.179

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.906	$0.853	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732
Lincoln Retirement - Variable Annuities	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655
Life Insurance Segment - Life Insurance	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686
Inv Mgmt - Annuities	0.589	0.601	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737
Inv Mgmt - Mutual Funds	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922
Inv Mgmt - Managed Acct. & Other	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860
Consolidating Adjustments	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)

Total Gross Retail Deposits	3.074	3.240	3.206	2.856	2.875	2.958	3.367	4.010	4.903	4.646	4.435	5.290

Investment Management Segment - Instit.	0.986	0.863	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750
Consolidating Adjustments	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)

Total Gross Deposits	$4.014	$4.034	$4.032	$3.773	$3.714	$3.400	$4.430	$4.837	$6.090	$5.983	$5.711	$8.038

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$16.534	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268
Lincoln Retirement - Variable Annuities	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223
Life Insurance Segment - Life Insurance	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382
Inv Mgmt - Annuities	11.920	10.896	9.327	9.688	9.423	10.718	11.104	12.368	12.973	13.037	13.074	14.494
Inv Mgmt - Mutual Funds	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251
Inv Mgmt - Managed Acct. & Other	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642
Consolidating Adjustments	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)

Total Retail Account Balances	82.051	77.654	71.597	74.741	74.309	80.999	83.499	90.271	93.812	95.542	95.393	103.784

Investment Management Segment - Instit.	12.361	12.072	11.126	12.348	12.571	13.943	14.660	16.299	17.215	17.414	18.396	21.643
Consolidating Adjustments	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)

Total Account Balances	$93.226	$88.681	$81.857	$86.165	$85.948	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649	$124.179

Total Domestic Net Flows (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

For the Year	2000	2001	2002	2003	2004
Lincoln Retirement	$(2.874)	$0.105	$0.453	$1.007	$2.922
Life Insurance Segment	1.158	1.163	1.320	1.377	1.247
Investment Management Segment - Retail	(1.500)	(0.375)	0.517	1.325	3.160
Consolidating Adjustments	1.022	0.035	(0.082)	0.064	0.030

Total Retail Net Flows	(2.194)	0.927	2.207	3.773	7.359

Investment Management Segment - Institutional	(5.120)	(0.925)	1.885	1.433	3.884
Consolidating Adjustments	0.035	(0.015)	0.005	(0.002)	0.031

Total Net Flows	$(7.280)	$(0.013)	$4.097	$5.203	$11.274

For the Quarter	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Lincoln Retirement	$0.088	$0.223	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794
Life Insurance Segment	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408
Investment Management Segment- Retail	0.089	0.167	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170
Consolidating Adjustments	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154

Total Retail Net Flows	0.423	0.737	0.545	0.502	0.602	0.725	0.970	1.478	1.843	1.676	1.313	2.527

Investment Management Segment- Instit.	0.547	0.328	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850	2.095
Consolidating Adjustments	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000

Total Net Flows	$0.992	$1.039	$0.890	$1.176	$1.134	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157	$4.622

NOTE: Excludes amounts reported as Assets Under Management - Insurance-related Assets

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 34

Consolidated Investment Data - Assets Managed

Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities				3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408

Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662

Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	41.861	38.421	38.052	49.587	42.966

Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

Assets Managed by Advisor
Investment Management segment	53.355	48.412	46.495	62.794	56.029
(See page 28 for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 28)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862

Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	$28.841	$29.725	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701
Equity securities - available for sale	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161
Trading securities								3.120	3.191	3.088	3.224	3.237
Other investments	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408

Total LNC Investments	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507
Separate accounts	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205
Cash and invested cash	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662

Total LNC	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374

Non-affiliate assets managed	39.853	39.531	35.650	38.052	37.501	42.917	45.176	49.587	54.977	57.361	37.060	42.966

Total Assets Managed	$122.832	$119.536	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340

Assets Managed by Advisor
Investment Management segment	$50.002	$48.742	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029
(See page 28 for additional detail)
DLIA-Corp	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980
(Assets managed internally-see page 28)
Lincoln (UK)	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599
Policy Loans (within business units)	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871	1.872	1.871
Non-LNC Affiliates	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497	29.476	29.877	33.862

Total Assets Managed	$122.832	$119.536	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 34A

Consolidated Investment Data - Assets Managed (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities				3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408

Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662

Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	29.891	26.679	26.159	31.842	42.966

Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

Assets Managed by Advisor
Investment Management segment	$41.384	$36.670	$34.602	$45.049	$56.029
(See page 28A for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 28A)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862

Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	$28.841	$29.725	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701
Equity securities - available for sale	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161
Trading securities								3.120	3.191	3.088	3.224	3.237
Other investments	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408

Total LNC Investments	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507
Separate accounts	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205
Cash and invested cash	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662

Total LNC	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374

Non-affiliate assets managed	27.552	26.639	24.633	26.159	26.309	29.216	30.463	31.842	35.655	36.190	37.060	42.966

Total Assets Managed	$110.532	$106.645	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340

Assets Managed by Advisor
Investment Management segment	$37.701	$35.851	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029
(See page 28A for additional detail)
DLIA-Corp	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980
(Assets managed internally-see page 28A)
Lincoln (UK)	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599
Policy Loans (within business units)	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871	1.872	1.871
Non-LNC Affiliates	26.970	23.659	18.937	20.025	19.181	22.439	23.933	25.231	28.497	29.476	29.877	33.862

Total Assets Managed	$110.532	$106.645	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 35

Consolidated Investment Data

Unaudited [Millions of Dollars]

For the Year Ended December 31					2000	2001	2002	2003	2004
Net Investment Income

Fixed maturity AFS securities					$2,148.7	$2,121.0	$2,117.0	$2,113.2	$2,005.7
Equity AFS securities					19.5	17.6	15.4	12.3	10.9
Trading securities								46.5	193.5
Mortgage loans on real estate					373.8	374.5	356.8	338.3	350.1
Real estate					51.8	49.5	47.4	43.9	26.9
Policy loans					125.0	125.3	134.5	123.2	119.8
Invested cash					87.2	68.4	37.6	7.8	32.2
Other investments					66.8	69.4	16.3	48.8	55.3

Investment revenue					2,872.8	2,825.9	2,725.0	2,734.0	2,794.4
Investment expense					(88.7)	(117.1)	(93.1)	(95.4)	(90.3)

Net Investment Income					$2,784.1	$2,708.7	$2,631.9	$2,638.5	$2,704.1

Gross-up of Tax Exempt Income					7.8	7.2	7.5	7.7	7.7

Adjusted Net Investment Income					$2,791.9	$2,715.9	$2,639.4	$2,646.2	$2,711.8

Mean Invested Assets (Amortized Cost)					$37,471.3	$37,616.9	$38,828.5	$41,042.8	$43,216.4

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets					7.45%	7.22%	6.80%	6.45%	6.27%

Investment Gains (Losses)

Realized Gains (Losses) on Investments					$(17.5)	$(68.7)	$(177.2)	$(11.0)	$(30.0)
Gains(Losses) on Derivatives						(4.9)	0.8	(1.6)	(7.4)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)					477.7	183.7	557.6	39.8	29.8
Incr (Decr) on Derivatives						21.4	24.4	(6.3)	(8.1)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)					27.450	28.346	32.767	35.887	37.936
Fixed Maturity Sec (Amortized Cost)					27.373	27.956	31.103	33.743	35.692

Equity Securities (Fair Value)					0.550	0.470	0.337	0.201	0.163
Equity Securities (Amortized Cost)					0.458	0.444	0.334	0.176	0.148

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA					22.1%	17.2%	20.1%	22.8%	23.5%
AA or better					29.2%	23.6%	25.8%	29.3%	29.9%
BB or less					6.7%	8.3%	6.6%	6.8%	7.0%

For the Quarter Ended	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Net Investment Income

Fixed maturity AFS securities	$537.0	$542.3	$546.8	$536.6	$487.5	$493.0	$496.4	$501.5	$514.8
Equity AFS securities	5.1	2.8	2.9	3.9	2.7	2.4	2.0	2.2	4.4
Trading securities					46.5	47.5	48.6	47.7	49.7
Mortgage loans on real estate	86.4	81.6	84.3	94.5	77.9	100.4	92.1	83.8	73.8
Real estate	13.2	10.7	10.0	10.0	13.2	7.6	5.9	8.0	5.4
Policy loans	42.0	30.9	30.6	30.9	30.8	29.2	29.6	29.7	31.3
Invested cash	8.2	4.5	(1.7)	3.2	1.7	3.5	5.2	5.6	17.9
Other investments	(0.1)	8.2	10.7	8.9	20.9	15.0	23.8	14.0	2.4

Investment revenue	691.7	681.0	683.5	688.2	681.3	698.6	703.6	692.4	699.8
Investment expense	(24.4)	(26.3)	(23.3)	(23.8)	(22.1)	(21.0)	(20.5)	(23.0)	(25.7)

Net Investment Income	$667.3	$654.6	$660.2	$664.4	$659.2	$677.5	$683.1	$669.4	$674.1

Gross-up of Tax Exempt Income	2.6	1.7	1.8	2.3	1.8	1.7	1.6	1.7	2.6

Adjusted Net Invest Income	$669.9	$656.4	$662.0	$666.8	$661.0	$679.3	$684.8	$671.1	$676.6

Mean Invested Assets (Amortized Cost)	$39,733.1	$40,342.2	$40,966.9	$41,597.9	$41,999.1	$42,615.7	$42,987.4	$43,499.3	$43,763.4
Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.74%	6.51%	6.46%	6.41%	6.30%	6.38%	6.37%	6.17%	6.18%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)	(14.5)	3.9
Gains (Losses) on Derivatives	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)	0.3

Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	(64.3)	118.7	245.9	(313.4)	(11.4)	244.9	(626.0)	368.1	42.8
Incr (Decr) on Derivatives	1.0	(3.4)	3.8	(5.6)	(1.1)	6.9	(10.5)	1.3	(5.8)

Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	32.767	33.887	35.355	35.384	35.887	36.856	35.894	37.444	37.936
Fixed Maturity Sec (Amortized Cost)	31.103	31.905	32.257	32.896	33.743	34.031	34.648	35.256	35.692

Equity Securities (Fair Value)	0.337	0.249	0.257	0.243	0.201	0.200	0.185	0.180	0.163
Equity Securities (Amortized Cost)	0.334	0.241	0.244	0.223	0.176	0.171	0.162	0.156	0.148

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	20.1%	20.1%	19.5%	20.4%	22.8%	23.4%	23.3%	23.6%	23.5%
AA or better	25.8%	25.7%	25.1%	26.4%	29.3%	29.6%	29.5%	29.7%	29.9%
BB or less	6.6%	6.6%	6.6%	6.9%	6.8%	6.9%	7.1%	6.9%	7.0%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2004	PAGE 36

Common Stock / Debt Information

Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31		1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Common Stock [1]

Highest Price		$22.188	$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320	$50.380
Lowest Price		17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	$24.730	40.060
Closing Price		17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	$40.370	46.680

Dividend Payout Ratio [2]		51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%	37.0%
Yield [3]		4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	3.0%	3.5%	3.1%

Preferred Stock Dividend (Millions)		$17.119	$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057	$0.052

Debt: (End of Period)

Senior Debt Ratings
A.M. Best								a	a	a	a-	a-
Fitch		AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A	A
Moody’s		A1	A2	A2	A2	A2	A2	A3	A3	A3	A3	A3
Standard and Poors		A+	A	A	A	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best		A+	A+	A+	A+	A	A	A	A	A+	A+	A+
Lincoln Life - Fitch		AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA	AA
Lincoln Life - Moody’s		Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*		A+	A+	A+	A+	A	A	A	A	A+	A+	A+
First Penn - Fitch					AA+	AA+	AA+	AA	AA	AA	AA	AA
First Penn - Moody’s					A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*				A+	A+	A	A	A	A	A+	A+	A+
LLA of New York - Fitch*					AA+	AA+	AA+	AA	AA	AA	AA	AA
LLA of New York - Moody’s				A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*				AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]		19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%	20.9%
Debt to Equity [4]		24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%	26.5%

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004
Common Stock:
Highest Price	$53.650	$52.540	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700
Lowest Price	47.200	40.750	29.120	25.150	24.730	27.870	34.630	35.410	40.060	43.260	41.900	40.790
Closing Price	50.730	42.000	30.550	31.580	28.000	35.630	35.380	40.370	47.320	47.250	47.000	46.680

Yield [3]	2.5%	3.0%	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%	3.1%

Preferred Stock Dividend (Millions)	$0.016	$0.015	$0.015	$0.015	$0.014	$0.016	$0.014	$0.014	$0.013	$0.013	$0.013	$0.013

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a	a	a	a	a-	a-	a-	a-	a-
Fitch	A+	A+	A	A	A	A	A	A	A	A	A	A
Moody’s	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	22.5%	22.5%	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%	20.9%
Debt to Equity [4]	29.1%	29.0%	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%	26.5%

*	Rating based on affiliation with Lincoln Life
[1]	Stock prices include the 2-for-1 splits in June 1999
[2]	Indicated dividend divided by net income
[3]	Indicated dividend divided by the closing price
[4]	Equity used in calculation excludes accumulated other comprehensive income(loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.